UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2009 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Wanger International Select 2009 Semiannual Report

Robert E. Nason Remembered

Robert E. Nason

On June 27, 2009, Wanger Advisors Trust Board of Trustees chairman Robert E. Nason passed away. Bob was a man of great personal integrity who maintained the independence of the Board and worked to promote the interests of shareholders. He served as chairman of the Wanger Advisors Trust Board from September 2006 until his death.

Bob brought impressive credentials to the Board. He served as CEO of the accounting firm Grant Thornton where he worked for 40 years.

Bob's tenure as chairman occurred during a period of change in the investment environment. Throughout, he served our shareholders well. As regulators pushed mutual fund boards toward more independence from fund advisors, Bob successfully maintained the Wanger Advisors Trust Board's history of independence. The Trust's advisor, Columbia Wanger Asset Management (CWAM), was also faced with ownership changes and the retirement of founder Ralph Wanger. Following these events, Bob and the Board saw to it that CWAM stayed the course, maintaining its time-tested investment process, developing and keeping talented investment professionals, and sustaining its autonomous and creative environment. Under Bob's leadership, the Board implemented fee breakpoints, allowing shareholders to benefit from growth and economies of scale. After intensive analysis, Bob and the Board also successfully initiated securities lending.

Bob is survived by his wife Carol, son Steven (Abbie Baynes), daughter Jill and grandchildren Sara and Ben. We are fortunate to have known Bob and we will miss him. He was a man of great vision and we will strive to build on the momentum that he created and to maintain the legacies of the Wanger Advisors Trust.

Allan Muchin
Vice Chairman of the Board of Trustees
Wanger Advisors Trust

Charles McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

  Wanger International Select

  2009 Semiannual Report

2	Understanding Your Expenses

3	Agriculture's Amazing Progress

6	Performance Review

8	Statement of Investments

12	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

18	Management Fee Evaluation of the Senior Officer

22	Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with nearly 40 years of small- and mid-cap investment experience. As of June 30, 2009, CWAM manages $21.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Columbia Wanger Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Agriculture's Amazing Progress" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

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Wanger International Select 2009 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.   Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2009 – June 30, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	1,104.98	1,017.60	7.57	7.25	1.45

*For the six months ended June 30, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2009 Semiannual Report

Agriculture's Amazing Progress

Following a conversation with two of our analysts regarding the prospects for several fertilizer companies, I decided to learn more about the history and current state of agriculture. According to Marcel Mazoyer and Laurence Roudart's, A History of World Agriculture,1 farming began about 10,000 years ago. One would think that mankind is far down the learning curve in agriculture, and that productivity gains are ending. Surprisingly, quite the opposite is true. Most of the improvements in agriculture have occurred in the last 80 years.

Mazoyer and Roudart's history explains six dominant agricultural processes. The first two of these were employed during the first 8,000 years of agricultural history, obviously a time of very slow progress. Agriculture began with slash and burn techniques, whereby forest segments were successively burned and farmed for a few years until nutrients were depleted. Then, beginning in about 2500 B.C., farmers began using animal drawn scratch-plows and annually rotating land from planted to fallow in an attempt to maintain soil fertility. Other than in exceptionally fertile areas such as the lands replenished by the Nile River, these techniques barely enabled one farmer to feed one family.

Medieval farmers utilized better tools and techniques. They kept more animals and, with the help of wheeled carts and plows, used more animal-based fertilizers. Beginning in the sixteenth century, farmers began planting legumes to enhance nitrogen in the soil, further improving fertility by organic means and eliminating the need for fallowing. Productivity per farmer doubled with each of these developments, enabling the best farmers by the eighteenth century to feed an average of 20 people.

Farms became more mechanized after 1800, using metal plows, sowers, reapers and threshing machines. Transportation also improved allowing better fertilizers, that contained minerals like phosphate and potassium, to reach farmers. These minerals along with nitrogen helped to sustain crop yields. While mechanization doubled the acreage a farmer could cultivate, United States Department of Agriculture (USDA) data indicates that yields per acre of corn and wheat in the United States were flat from 1866, the date of data inception, well into the 1930s.

In the first half of the twentieth century, North American farmers started using motorized equipment, synthetic fertilizers and hybrid seeds. According to Giovanni Federico's, Feeding the World,2 by 1950 farms in the United States and Canada had one tractor for every two farmers. Utilization of fertilizer grew six fold from 1900 to 1950. Hybrid wheat was grown on 87% of the planted acres in the United States in 1921, up from 14% in 1914. Hybrid corn crops jumped from 2% to 90% of acres planted from 1936 to 1945.3

After World War II these innovations spread. Worldwide chemical fertilizer usage grew nearly tenfold from 1950 to 2000. In most continents, over half of wheat, rice and corn acres were sown with high yield varieties by the year 2000. From 1950 to 2000, world agriculture production tripled, far outpacing population growth.4 USDA data indicates that from 1998 to 2008, wheat yields per acre averaged 41 bushels, triple the rate of 100 years ago, and corn yields quintupled to an average of 144 bushels. The best equipped farmers can now produce over four million pounds of grain and feed thousands!5

Launching a "Green Revolution" in Developing Countries

Rich countries had the means to adopt modern agricultural processes while poor regions struggled to advance. Leon Hesser's book, The Man Who Fed the World,6 describes how Dr. Norman Borlaug helped create the Green Revolution7 in many developing countries by improving plant varieties and increasing crop yields. For his efforts, Borlaug won a Nobel Peace Prize, the only one awarded in the twentieth century for work in agriculture.

Mexico redistributed land to poor peasants after its political revolution ended in 1918. However, its peasants remained poor and hungry for decades. In 1940, U.S. vice president elect, Henry Wallace, who had founded Hi-Bred Corn Company (now Pioneer Hi-Bred, a DuPont subsidiary), toured Mexico and was appalled by conditions there. He convinced the Rockefeller Foundation to sponsor efforts to adapt hybrid wheat and corn for Mexico and in 1943, the Mexican Government-Rockefeller Foundation Cooperative Agricultural Program was established.

The program hired Borlaug as its plant pathologist. Borlaug learned that a plant disease called wheat stem rust had halved Mexico's wheat production from 1939 to 1942. He set out to create high yielding hybrid wheat that was resistant to the disease. His program introduced three innovations. First, he planted successive hybrid crops in two locations each year, which both doubled the pace of progress and resulted in crops tolerant to varying conditions. Next, Borlaug crossed thousands of varieties of wheat, working to find the most resistant hybrids. He eventually developed 40 rust resistant varieties.

Third, Borlaug changed the architecture of wheat. He knew that many wheat varieties responded well to fertilizer but when yields exceeded roughly two tons per acre, plants became top-heavy and collapsed. Borlaug crossed over 20,000 varieties of wheat from around the world in his efforts to create high yielding wheat with shorter, stronger stems. He finally succeeded in 1953 by crossing rust-resistant Mexican seeds with Japanese dwarf wheat. Under ideal

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Wanger International Select 2009 Semiannual Report

conditions, four tons of wheat per acre could be achieved. Mexico became self sufficient in wheat in 1956.

Having achieved success in Mexico, the Rockefeller Foundation pursued progress elsewhere, in partnership with the Ford Foundation, the United Nations and local governments. Pakistan and India were major beneficiaries. By 1970, 55% of Pakistan's wheat acreage and 35% of India's wheat acreage were sown with Mexican varieties. The Rockefeller and Ford Foundations also created the International Rice Research Institute, which began in 1960. By 1966 it developed a sturdy short-stemmed rice plant that, when fertilized sufficiently, yielded two- to three-times the rice it replaced. This rice was quickly adopted in India.

Borlaug was personally involved with the implementation of these programs. He understood that in addition to better seeds, farmers need fertilizer, credit and fair prices for their crops. Governments largely complied. As a result of the Green Revolution, many developing countries were substantial contributors to world agricultural growth.

Recent Conditions and Future Prospects

After reading so much about the amazing progress that has been made in agriculture, it was somewhat surprising to find an article in the June 2009 National Geographic titled, "The End of Plenty, The Global Food Crisis." It noted that global grain consumption exceeded production for seven of the last nine years and grain stockpiles plunged to a 20-year low of 61-days supply in 2007 prior to recovering to a meager 70-days supply in 2008. The price of wheat and corn tripled from 2005 to 2008, and the price of rice quintupled.

Demand recently grew more quickly than supply for several reasons. First, people in developing countries are becoming more prosperous and are eating more meat, causing grain consumption by livestock to rise rapidly. Second, use of ethanol as a gasoline additive or substitute has jumped. Some 30% of the 2008 U.S. corn crop was converted to ethanol instead of being available as food. Third, while world grain production hit records in 2008, growth in grain production has slowed somewhat since the year 2000 compared to prior decades.

Still, agriculture continues to find ways to meet the rising demand. Advancements in hybrid crops continue, and biotechnology is now creating crops with whole new characteristics. While conventional plant breeding is limited to crossing closely related species, biotech methods utilize genes from distant species. To date, two types of biotech crops have been commercialized, those resistant to herbicides and those resistant to insects.

Biotech crops were first made available in 1996 and by 2008 were planted in over 300 million acres, some 8% of global cropland in 25 countries, including 15 developing countries. That year, 85% of the corn crop in the United States came from biotech seeds. Farmers seem satisfied with biotech crops; nearly 100% keep planting biotech once they begin.8 Use of biotech versions of soybean, cotton, corn, canola and other crops increased farm income an estimated $10 billion in 2007 and biotech corn and soybean yields appear to be roughly 10% higher than conventional crops.9 The National Geographic story quotes a scientist with agricultural company Monsanto who predicts that biotechnology will double corn, soybean and cotton yields by 2030.

National Geographic also pointed out the downside of the Green Revolution. Yields in India have flattened since the mid-90s, and hybrid plant needs for water, fertilizer and pesticides have resulted in aquifer depletion, salinized soils and contamination of drinking water. However, new versions of biotech plants are in development, including versions likely to provide still higher yields, drought tolerance and salinized soil tolerance.

Not everyone agrees with the use of biotech crops. Critics have expressed doubts about productivity gains and have concerns about the possibility of a "Frankenfood" becoming toxic or creating an ecological disaster should some new plant become invasive. But numerous safeguards are in place, including rigorous approval processes. Countries that had prohibited biotech crops are now slowly introducing them. Increased adoption of biotech plants has had positive ecological effects, as higher yields reduce needs for additional crop acres and related deforestation, insect resistance reduces needs for pesticides, and herbicide resistance reduces fuel consumption and soil erosion by requiring less tillage.

Mankind's progress in agriculture has been truly amazing. We cannot revert back to previous agricultural processes, which are insufficient to feed a worldwide population of 6.7 billion. Instead, substantial investments in agriculture, and judicious use of new technologies, are needed to maintain impressive production gains in the future.

Columbia Wanger Funds News

Resumption of Securities Lending

The Columbia Wanger Funds restarted securities lending during the second quarter. The domestic Funds briefly participated in securities lending in the third quarter of last year but suspended lending activities due to the turmoil in the financial markets at that time. As market conditions have stabilized somewhat, the Wanger Advisors Trust Board and CWAM made the decision to begin securities lending again in June.

Securities lending has come under media scrutiny recently so we want to clearly

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Wanger International Select 2009 Semiannual Report

state how CWAM administers the lending program. Fund shareholders receive all of the income generated by our lending program, net of modest fees charged by the lending agent to operate the program. The securities lending income benefits Fund shareholders by offsetting a portion of the Fund's operating expenses, which increases the Fund's total returns. The advisor charges no additional fees for administering this program.

Securities lending is the temporary lending of the Fund's portfolio securities to broker/dealers and other institutional investors. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund may recall the loans at any time and may do so in order to vote proxies or to sell the loaned securities. Furthermore, borrowers provide the Fund with cash collateral that exceeds the value of the securities on loan. The Fund could lose money if it incurred a loss on the reinvestment of the cash collateral. To minimize this risk, cash collateral for the program is invested in the Dreyfus Government Cash Management Fund, a money market mutual fund. The securities lending agent is Goldman Sachs Agency Lending. Thus far, shareholders have received modest benefits and incurred no losses from the program.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Agriculture's Amazing Progress" are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Mazoyer, Marcel and Roudart, Laurence, A History of World Agriculture, (New York, NY, Monthly Review Press, 2006).

2  Federico, Giovanni, Feeding The World, (Princeton and Oxford, Princeton University Press, 2005).

3  Ibid, pg. 97.

4  Ibid, pgs. 55, 19.

5  Mazoyer, Marcel and Roudart, Laurence, op. cit., pg 11.

6  Hesser, Leon, The Man Who Fed The World, (Dallas, TX, Durban House, 2006).

7  The Green Revolution is defined by Mazoyer and Roudart as, "a variant of the contemporary agricultural revolution but without the large-scale motorization and mechanization, developed widely in the developing countries."

8  ISAAA Brief 39-2008: Executive Summary, "Global Status of Commercialized Biotech/GM Crops: 2008, The First Thirteen Years, 1996 to 2008," available at www.isaaa.org.

9  "GM crops: global, socio-economic and environmental impacts 1996-2007," a research paper written by Graham Brookes and Peter Barfoot of PG Economics Ltd, Dorchester, U.K., May 2009.

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Wanger International Select 2009 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International Select ended the semiannual period up 10.50%, underperforming its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, which gained 14.93%. The Fund's less cyclical portfolio, which helped performance during the recent market crash, held the Fund back as investors rushed into riskier assets during the period.

Health care holdings were among the Fund's worst performers as investors moved away from these more defensive businesses. U.S. pharmaceutical company Cephalon, Swiss orthopedic surgery materials manufacturer Synthes and U.S. biotech company BioMarin fell between 20% and 31% in the half year. We opted to sell the Fund's positions in Synthes and BioMarin during the period. Outside of health care, Japan's Nintendo, a maker of gaming software and hardware, fell 27% year to date as growth in its Wii product slowed. Japanese cable service provider Jupiter Telecommunications rebounded in the second quarter but it was not enough to offset first quarter declines. The stock was down 29% at the end of the half year as investors sold last year's strong performers to fund purchases of more cyclical stocks.

Pacific Rubiales Energy, an oil production and exploration company operating in Colombia, was a top contributor to Fund performance, up 363% for the half year. The stock benefited from the rebound in oil prices and on expectations that its production will continue to rise rapidly. Swedish measurement equipment manufacturer Hexagon was up 81% for the half on expectations that we have seen the worst of the economic crisis. Intertek Group, a U.K. provider of testing, inspection and certification services, was up 54% year to date as increasing government regulations continued to drive growth in its consumer products testing business. Finally, Naspers, a media company with assets in South Africa and other emerging markets, returned 43% year to date. Naspers announced strong results through the end of March and also benefited from its 35% holding in the rapidly growing Chinese internet company Tencent.

Volatility has been, and is likely to continue to be, a defining feature of the global equity markets. High debt levels, loose monetary policies, large fiscal stimulus plans, changing government regulations, rapidly evolving business environments and other factors will keep investors guessing. We will continue to focus our efforts on finding those companies that we believe can manage through such turbulence and adequately reward shareholders over the long term.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/09

Naspers	5.1%
Pacific Rubiales Energy	3.8
Intertek Group	3.5
Nintendo	2.7
Jupiter Telecommunications	2.2
Hexagon	1.9
Cephalon	1.4

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Wanger International Select 2009 Semiannual Report

Growth of a $10,000 Investment in Wanger International Select

February 1, 1999 (inception date) through June 30, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2009, to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/09

1. Naspers (South Africa) Media in Africa & Other Emerging Markets	5.1%
2. Serco (United Kingdom) Facilities Management	4.9
3. Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	3.8
4. Capita Group (United Kingdom) White Collar, Back Office Outsourcing	3.8
5. Israel Chemicals (Israel) Producer of Potash, Phosphates, Bromine & Specialty Chemicals	3.6
6. Intertek Group (United Kingdom) Testing, Inspection & Certification Services	3.5
7. Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.2
8. NHN (South Korea) South Korea's Largest Online Search Engine	3.0
9. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	2.9
10. Alexion Pharmaceuticals (United States) Biotech Focused on Orphan Diseases	2.8

Top 5 Countries

As a percentage of net assets, as of 6/30/09

Japan	20.8%
United Kingdom	14.9
Canada	7.9
United States	7.0
South Korea	6.3

Results as of June 30, 2009

	2nd quarter	Year to date	1 year	5 year	10 year
Wanger International Select	25.12%	10.50%	-36.23%	6.44%	7.52%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index	28.70	14.93	-30.16	4.30	5.24
MSCI EAFE Index	25.43	7.95	-31.35	2.31	1.18
Lipper Variable Underlying International Growth Funds Index	23.55	10.66	-32.51	2.91	1.06

NAV as of 6/30/09: $12.95

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.24%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, the Fund's primary benchmark, is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed market countries within Europe, Australasia and the Far East. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

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Wanger International Select 2009 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	Common Stocks – 95.8%
	Asia – 35.5%
	Japan – 20.8%
112,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$801,877
2,700	Nintendo Entertainment Software & Hardware	743,051
800	Jupiter Telecommunications Largest Cable Service Provider in Japan	606,524
230	Seven Bank ATM Processing Services	601,397
14,900	Benesse Education Service Provider	595,504
51,900	Rohto Pharmaceutical Health & Beauty Products	585,552
28,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	529,819
80	Orix JREIT Diversified REIT	366,212
37,000	Kamigumi Port Cargo Handling & Logistics	311,464
27,000	Suruga Bank Regional Bank	257,350
30	Nippon Building Fund Office REIT	256,749
5,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	103,669
		5,759,168
	South Korea – 6.3%
6,000	NHN (a) South Korea's Largest Online Search Engine	829,048
3,600	MegaStudy Online Education Service Provider	648,013
10,500	Woongjin Coway South Korean Household Appliance Rental Service Provider	254,788
		1,731,849
	Singapore – 4.6%
460,000	OLAM International Agriculture Supply Chain Manager	769,136

Number of Shares		Value
62,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	$302,902
196,300	Ascendas REIT Singapore Industrial Property Landlord	214,884
		1,286,922
	Hong Kong – 3.0%
39,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	605,564
1,207,914	NagaCorp Casino/Entertainment Complex in Cambodia	159,450
40,400	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	52,538
		817,552
	China – 0.8%
84,200	Shandong Weigao Vertically Integrated Hospital Consumable Manufacturer	215,756
	Total Asia	9,811,247
	Europe – 33.0%
	United Kingdom – 14.9%
195,000	Serco Facilities Management	1,354,778
88,000	Capita Group White Collar, Back Office Outsourcing	1,037,453
56,600	Intertek Group Testing, Inspection & Certification Services	975,903
166,000	Cobham Aerospace Components	473,476
87,000	RPS Group Environmental Consulting & Planning	286,876
		4,128,486
	France – 4.4%
7,000	Neopost Postage Meter Machines	629,469
18,000	SES Satellite Broadcasting Services	343,660

See accompanying notes to financial statements.
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Wanger International Select 2009 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	France – 4.4% (cont)
8,900	Eutelsat Co-leader in European Fixed Satellite Services	$229,919
		1,203,048
	Germany – 3.3%
9,675	Wincor Nixdorf Retail POS Systems & ATM Machines	542,559
16,900	Rhoen-Klinikum Health Care Services	373,694
		916,253
	Netherlands – 2.6%
10,540	Fugro Sub-sea Oilfield Services	437,667
14,000	Imtech Engineering & Technical Services	272,490
		710,157
	Spain – 2.5%
15,400	Red Electrica de Espana Spanish Power Grid	696,757
	Sweden – 1.9%
59,000	Hexagon Measurement Equipment	533,776
	Ireland – 1.8%
180,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	500,028
	Switzerland – 0.8%
2,900	Kuehne & Nagel Freight Forwarding/Logistics	227,651
	Denmark – 0.8%
2,700	Novozymes Industrial Enzymes	219,451
	Total Europe	9,135,607
	Other Countries – 25.2%
	Canada – 7.9%
110,000	Pacific Rubiales Energy (a)	906,934
46,025	Pacific Rubiales Energy-Warrants (a)(b) Oil Production & Exploration in Colombia	145,852

Number of Shares		Value
9,600	Potash Corp. of Saskatchewan World's Largest Producer of Potash	$893,280
11,900	CCL Industries Leading Global Label Manufacturer	235,002
		2,181,068
	United States – 7.0%
19,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	781,280
7,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	396,550
4,000	Diamond Offshore Offshore Drilling Contractor	332,200
6,000	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	271,200
6,500	Atwood Oceanics (a) Offshore Drilling Contractor	161,915
		1,943,145
	South Africa – 5.0%
53,000	Naspers Media in Africa & Other Emerging Markets	1,396,847
	Israel – 3.6%
101,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	994,199
	Australia – 1.7%
111,000	Sino Gold (a) Gold Mining in The People's Republic of China	460,549
	Total Other Countries	6,975,808
	Latin America – 2.1%
	Chile – 2.1%
16,000	Sociedad Quimica y Minera de Chile – ADR	579,040
	Producer of Specialty Fertilizers, Lithium & Iodine
	Total Latin America	579,040
Total Common Stocks (Cost: $25,018,279) – 95.8%		26,501,702

See accompanying notes to financial statements.
9

Wanger International Select 2009 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2009

Number of Shares or Principal Amount		Value
	Exchange Traded Fund – 0.6%
16,500	iShares MSCI Taiwan Index Fund Taiwan Exchange Traded Fund	$166,485
	Total Exchange Traded Fund (Cost: $162,310)	166,485
Short-Term Obligation – 3.9%
	Repurchase Agreement – 3.9%
$1,080,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation maturing 4/23/14, market value $1,102,456 (repurchase proceeds $1,080,000)	1,080,000
Total Short-Term Obligation (Cost: $1,080,000)		1,080,000
Total Investments (Cost: $26,260,589) – 100.3% (c)(d)		27,748,187
Cash and Other Assets Less Liabilities – (0.3)%		(90,245)
Total Net Assets – 100.0%		$27,657,942

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at its fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, this security amounted to $145,852, which represents 0.52% of total net assets.

Additional information on this security is as follows:

Acquisition Security	Dates	Shares	Cost	Value
Pacific Rubiales Energy – Warrants	7/12/07	46,025	$78,779	$145,852

(c)  On June 30, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Percentage of Value	Net Assets
Japanese Yen	$5,759,168	20.8
British Pound	4,128,487	14.9
Euro	4,026,242	14.6
U.S. Dollar	3,914,522	14.2
Canadian Dollar	2,035,216	7.4
Korean Won	1,731,849	6.3
South African Rand	1,396,847	5.0
Other currencies less than 5% of total net assets	4,755,856	17.1
Cash and other assets less liabilities	(90,245)	(0.3)
	$27,657,942	100.0

(d)  At June 30, 2009, for federal income tax purposes cost of investments was $26,260,589 and net unrealized appreciation was $1,487,598 consisting of gross unrealized appreciation of $3,666,375 and gross unrealized depreciation of $2,178,777.

The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Other Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Total Asia	$—	$9,811,247	$—	$9,811,247
Total Europe	—	9,135,607	—	9,135,607
Total Other Countries	3,978,361	2,997,447	—	6,975,808
Total Latin America	579,040	—	—	579,040
Total Common Stocks	4,557,401	21,944,301	—	26,501,702
Exchange Traded Fund	166,485	—	—	166,485
Short-Term Obligation	—	1,080,000	—	1,080,000
Total Investments	4,723,886	23,024,301	—	27,748,187
Total	$4,723,886	$23,024,301	$—	$27,748,187

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

ADR = American Depositary Receipts.

See accompanying notes to financial statements.
10

Wanger International Select 2009 Semiannual Report

Wanger International Select

Portfolio Diversification (Unaudited) June 30, 2009

At June 30, 2009, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Outsourcing Services	$3,161,367	11.4
Industrial Materials & Specialty Chemicals	2,594,567	9.4
Other Industrial Services	1,476,044	5.3
Machinery	629,469	2.3
Electrical Components	473,476	1.7
	8,334,923	30.1
Information
TV Broadcasting	1,396,847	5.1
Financial Processors	908,466	3.3
Internet Related	829,048	3.0
Consumer Software	743,051	2.7
CATV	606,524	2.2
Satellite Broadcasting & Services	573,579	2.1
Computer Hardware & Related Equipment	542,559	2.0
Instrumentation	533,776	1.9
Business Information & Marketing Services	286,876	1.0
	6,420,726	23.3
Energy & Minerals
Mining	1,353,829	4.9
Oil Services	1,202,982	4.3
Oil & Gas Producers	1,052,786	3.8
	3,609,597	13.0
Consumer Goods & Services
Other Consumer Services	1,550,843	5.6
Nondurables	820,554	3.0
Retail	633,488	2.3
Casinos & Gaming	159,450	0.6
	3,164,335	11.5

	Value	Percentage of Net Assets
Health Care
Medical Equipment & Devices	$997,036	3.6
Pharmaceuticals	896,578	3.2
Health Care Services	373,694	1.4
	2,267,308	8.2
Other Industries
Real Estate	837,845	3.0
Regulated Utilities	696,757	2.5
Transportation	311,464	1.1
	1,846,066	6.6
Finance
Banks	858,747	3.1
	858,747	3.1
Total Common Stocks	26,501,702	95.8
Exchange Traded Fund	166,485	0.6
Short-Term Obligation	1,080,000	3.9
Total Investments	27,748,187	100.3
Cash and Other Assets Less Liabilities	(90,245)	(0.3)
Net Assets	$27,657,942	100.0

See accompanying notes to financial statements.
11

Wanger International Select 2009 Semiannual Report

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Investments, at cost	$26,260,589
Investments, at value	$27,748,187
Cash	272
Foreign currency (cost of $34,383)	34,090
Receivable for:
Investments sold	129,424
Dividends receivable	28,012
Foreign tax reclaims	22,928
Expense reimbursement due from investment advisor	1,297
Other assets	102
Total Assets	27,964,312
Liabilities:
Payable for:
Investments purchased	9,694
Fund shares repurchased	229,604
Investment advisory fee	21,446
Administration fee	1,141
Transfer agent fee	10
Trustees' fees	1,340
Custody fee	10,710
Reports to shareholders	13,591
Trustees' deferred compensation plan	7,835
Other liabilities	10,999
Total Liabilities	306,370
Net Assets	$27,657,942
Composition of Net Assets:
Paid-in capital	$35,216,890
Undistributed net investment income	169,324
Accumulated net realized loss	(9,216,033)
Net unrealized appreciation on:
Investments	1,487,598
Foreign currency translations	163
Net Assets	$27,657,942
Fund Shares Outstanding	2,135,237
Net asset value, offering price and redemption price per share	$12.95

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $35,478)	$368,337
Interest	329
Total Investment Income	368,666
Expenses:
Investment advisory fee	122,399
Administration fee	6,510
Custody fee	25,371
Reports to shareholders	17,864
Audit fee	12,372
Trustees' fees	3,510
Chief compliance officer expenses (See Note 4)	761
Transfer agent fee	80
Other expenses (See Note 5)	7,603
Total Expenses	196,470
Fees waived or expenses reimbursed by investment advisor	(7,627)
Net Expenses	188,843
Net Investment Income	179,823
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(3,749,008)
Foreign currency transactions	24,670
Net realized loss	(3,724,338)
Net change in unrealized appreciation (depreciation) on:
Investments	5,903,822
Foreign currency translations	(1,719)
Net change in unrealized appreciation (depreciation)	5,902,103
Net Gain	2,177,765
Net Increase in Net Assets from Operations	$2,357,588

See accompanying notes to financial statements.
12

Wanger International Select 2009 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2009	Year Ended December 31, 2008
Operations:
Net investment income	$179,823	$566,145
Net realized loss on investments and foreign currency transactions	(3,724,338)	(5,479,558)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,902,103	(22,161,534)
Net Increase (Decrease) in Net Assets from Operations	2,357,588	(27,074,947)
Distributions to Shareholders:
From net investment income	(555,236)	(215,563)
From net realized gains	—	(14,461,904)
Total Distributions to Shareholders	(555,236)	(14,677,467)
Share Transactions:
Subscriptions	687,738	4,503,145
Distributions reinvested	555,236	14,677,467
Redemptions	(4,991,818)	(21,308,289)
Net Decrease from Fund Share Transactions	(3,748,844)	(2,127,677)
Total Decrease in Net Assets	(1,946,492)	(43,880,091)
Net Assets:
Beginning of period	29,604,434	73,484,525
End of period	$27,657,942	$29,604,434
Undistributed net investment income at end of period	$169,324	$544,737

See accompanying notes to financial statements.
13

Wanger International Select 2009 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$12.01		$28.07		$26.62		$19.63		$17.19		$13.87
Income from Investment Operations:
Net investment income (a)	0.08		0.21		0.10		0.11		0.13		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.10		(10.31)		4.92		6.94		2.66		3.33
Total from Investment Operations	1.18		(10.10)		5.02		7.05		2.79		3.37
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.09)		(0.21)		(0.06)		(0.35)		(0.05)
From net realized gains	—		(5.87)		(3.36)		—		—		—
Total Distributions to Shareholders	(0.24)		(5.96)		(3.57)		(0.06)		(0.35)		(0.05)
Net Asset Value, End of Period	$12.95		$12.01		$28.07		$26.62		$19.63		$17.19
Total Return (b)	10.50	%(c)(d)	(44.35)%		21.78%		36.00%		16.43	%(d)	24.34%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.45	%(e)	1.24	%(f)	1.18	%(f)	1.19	%(f)	1.32	%(f)	1.43	%(f)
Net investment income	1.38	%(e)	1.10	%(f)	0.37	%(f)	0.47	%(f)	0.76	%(f)	0.29	%(f)
Waiver/Reimbursement	0.06	%(e)	—		—		—		0.00	%(g)	—
Portfolio turnover rate	40	%(c)	68%		69%		61%		48%		71%
Net assets, end of period (000s)	$27,658		$29,604		$73,485		$62,594		$44,026		$35,232

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
14

Wanger International Select 2009 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systemic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

The Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position 157-4, Determining Fair Value When the Value and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP FAS 157-4"), which amends SFAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure requirements for reporting entities with respect to categories of assets and liabilities carried at fair value. Management does not expect the adoption of FSP FAS 157-4 to have a material impact on the Fund's financial statement disclosure.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

15

Wanger International Select 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$3,006,152
Long-Term Capital Gains	11,671,315

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$2,630,085

FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the six months ended June 30, 2009, the Fund's annualized effective investment advisory fee rate was 0.94% of average daily net assets.

Through April 30, 2010, CWAM will reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets. For the six months ended June 30, 2009, the Fund was reimbursed $7,627.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

16

Wanger International Select 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

For the six months ended June 30, 2009, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the six months ended June 30, 2009, the Fund did not engage in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2009.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Shares sold	61,303	246,505
Shares issued in reinvestment of dividend distributions	56,773	740,912
Less shares redeemed	(447,316)	(1,140,778)
Net decrease in shares outstanding	(329,240)	(153,361)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2009 were $10,359,117 and $14,524,923, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

17

Wanger International Select 2009 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2009

18

Wanger International Select 2009 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the third year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)   Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)   Profit margins of CWAM and its affiliates from supplying such services;

(5)   Possible economies of scale as the Funds grow larger; and

(6)   The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2008 Evaluation

This is the fourth annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2008 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Contract Committee evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2008 Study. The Committee recommended, and the Board accepted and implemented several of the recommendations in this area contained in the 2008 Study.

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Wanger International Select 2009 Semiannual Report

My evaluation of the advisory contracts was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. Wanger Select and Wanger USA have suffered significant declines in ranking relative to their peers for the past five years. In contrast, the international Funds have improved their relative performance and enjoy solid rankings.

2.  Management Fees relative to Peers. Management fees vary by WAT fund but, in general, the WAT funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the WAT funds. There are clear advantages to retaining the adviser and its affiliates to perform these services.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT funds. In addition, CWAM is now considering a new institutional account for a WAT shareholder that may enjoy a management fee significantly lower than the parallel mutual fund, and could adversely impact existing WAT shareholders.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, even in a difficult year such as 2008, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will continue if asset levels return to those of past years. The Board has recently imposed additional breakpoints for some of the WAT funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

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Wanger International Select 2009 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Monitor closely the performance of Wanger Select and Wanger USA to ensure that appropriate steps are being taken by CWAM to improve their relative performance.

2.  Consider imposing limitations on the use of soft dollars. While CWAM's use of soft dollars is consistent with the applicable regulatory requirements, the Board should have a clear understanding with CWAM regarding the cost to shareholders of the research purchased with Fund commission dollars.

3.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select. These Funds pay fees that are, in the views of both Morningstar and Lipper, significantly higher than their peers.

4.  Seek assurances that CWAM and its affiliates will continue to provide adequate support to the WAT funds despite the recent downturn in market values and the difficulties faced by CWAM's ultimate parent organization, Bank of America. Similar assurances should be sought from any prospective purchaser of CWAM or its parent organization.

Robert P. Scales
May 26, 2009

21

Wanger International Select 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. In addition, the Contract Committee met with the Investment Performance Committee, also comprised exclusively of Independent Trustees, to review performance related issues. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic and market outlook generally and for the mutual fund industry in particular, including the market-related events in 2008. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May 2009 and reported its recommendations to the full board of trustees. On June 10, 2009, the board of trustees unanimously approved continuation through July 31, 2010 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement").

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services. for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the Investment Performance Committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed that each of Wanger USA and Wanger Select had a particularly difficult performance year during 2008, which the trustees acknowledged. In that regard, Wanger USA and Wanger Select both underperformed their respective benchmarks and peer group averages for the five-year period. In evaluating the underperformance of these two Funds, the trustees considered that CWAM was taking steps to remediate the underperformance, which the trustees would monitor. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks and the majority of their peer groups established by Lipper and Morningstar over the five-year period. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the international Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

22

Wanger International Select 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly-owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition as a result of market-related declines in assets in 2008 and 2009, and the possible impending sale of Bank of America's controlling interest in CWAM.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliate's were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees also considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement was in the best interest of each Fund. On June 10, 2009, the trustees approved continuation of the Advisory Agreement and the Administration Agreement , as so amended, through July 31, 2010.

23

Wanger International Select 2009 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason*
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

*Deceased, June 27, 2009.

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Fund

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

24

Columbia Wanger Funds

0L2568S

SHC-44/20101-0609 09/87168

Wanger International

2009 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Wanger International 2009 Semiannual Report

Robert E. Nason Remembered

Robert E. Nason

On June 27, 2009, Wanger Advisors Trust Board of Trustees chairman Robert E. Nason passed away. Bob was a man of great personal integrity who maintained the independence of the Board and worked to promote the interests of shareholders. He served as chairman of the Wanger Advisors Trust Board from September 2006 until his death.

Bob brought impressive credentials to the Board. He served as CEO of the accounting firm Grant Thornton where he worked for 40 years.

Bob's tenure as chairman occurred during a period of change in the investment environment. Throughout, he served our shareholders well. As regulators pushed mutual fund boards toward more independence from fund advisors, Bob successfully maintained the Wanger Advisors Trust Board's history of independence. The Trust's advisor, Columbia Wanger Asset Management (CWAM), was also faced with ownership changes and the retirement of founder Ralph Wanger. Following these events, Bob and the Board saw to it that CWAM stayed the course, maintaining its time-tested investment process, developing and keeping talented investment professionals, and sustaining its autonomous and creative environment. Under Bob's leadership, the Board implemented fee breakpoints, allowing shareholders to benefit from growth and economies of scale. After intensive analysis, Bob and the Board also successfully initiated securities lending.

Bob is survived by his wife Carol, son Steven (Abbie Baynes), daughter Jill and grandchildren Sara and Ben. We are fortunate to have known Bob and we will miss him. He was a man of great vision and we will strive to build on the momentum that he created and to maintain the legacies of the Wanger Advisors Trust.

Allan Muchin
Vice Chairman of the Board of Trustees
Wanger Advisors Trust

Charles McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

  Wanger International

  2009 Semiannual Report

2	Understanding Your Expenses

3	Agriculture's Amazing Progress

6	Performance Review

8	Statement of Investments

16	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

23	Management Fee Evaluation of the Senior Officer

27	Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with nearly 40 years of small- and mid-cap investment experience. As of June 30, 2009, CWAM manages $21.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Columbia Wanger Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Agriculture's Amazing Progress" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

1

Wanger International 2009 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2009 – June 30, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,201.68	1,019.34	6.00	5.51	1.10

*For the six months ended June 30, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International 2009 Semiannual Report

Agriculture's Amazing Progress

Following a conversation with two of our analysts regarding the prospects for several fertilizer companies, I decided to learn more about the history and current state of agriculture. According to Marcel Mazoyer and Laurence Roudart's, A History of World Agriculture,1 farming began about 10,000 years ago. One would think that mankind is far down the learning curve in agriculture, and that productivity gains are ending. Surprisingly, quite the opposite is true. Most of the improvements in agriculture have occurred in the last 80 years.

Mazoyer and Roudart's history explains six dominant agricultural processes. The first two of these were employed during the first 8,000 years of agricultural history, obviously a time of very slow progress. Agriculture began with slash and burn techniques, whereby forest segments were successively burned and farmed for a few years until nutrients were depleted. Then, beginning in about 2500 B.C., farmers began using animal drawn scratch-plows and annually rotating land from planted to fallow in an attempt to maintain soil fertility. Other than in exceptionally fertile areas such as the lands replenished by the Nile River, these techniques barely enabled one farmer to feed one family.

Medieval farmers utilized better tools and techniques. They kept more animals and, with the help of wheeled carts and plows, used more animal-based fertilizers. Beginning in the sixteenth century, farmers began planting legumes to enhance nitrogen in the soil, further improving fertility by organic means and eliminating the need for fallowing. Productivity per farmer doubled with each of these developments, enabling the best farmers by the eighteenth century to feed an average of 20 people.

Farms became more mechanized after 1800, using metal plows, sowers, reapers and threshing machines. Transportation also improved allowing better fertilizers, that contained minerals like phosphate and potassium, to reach farmers. These minerals along with nitrogen helped to sustain crop yields. While mechanization doubled the acreage a farmer could cultivate, United States Department of Agriculture (USDA) data indicates that yields per acre of corn and wheat in the United States were flat from 1866, the date of data inception, well into the 1930s.

In the first half of the twentieth century, North American farmers started using motorized equipment, synthetic fertilizers and hybrid seeds. According to Giovanni Federico's, Feeding the World,2 by 1950 farms in the United States and Canada had one tractor for every two farmers. Utilization of fertilizer grew six fold from 1900 to 1950. Hybrid wheat was grown on 87% of the planted acres in the United States in 1921, up from 14% in 1914. Hybrid corn crops jumped from 2% to 90% of acres planted from 1936 to 1945.3

After World War II these innovations spread. Worldwide chemical fertilizer usage grew nearly tenfold from 1950 to 2000. In most continents, over half of wheat, rice and corn acres were sown with high yield varieties by the year 2000. From 1950 to 2000, world agriculture production tripled, far outpacing population growth.4 USDA data indicates that from 1998 to 2008, wheat yields per acre averaged 41 bushels, triple the rate of 100 years ago, and corn yields quintupled to an average of 144 bushels. The best equipped farmers can now produce over four million pounds of grain and feed thousands!5

Launching a "Green Revolution" in Developing Countries

Rich countries had the means to adopt modern agricultural processes while poor regions struggled to advance. Leon Hesser's book, The Man Who Fed the World,6 describes how Dr. Norman Borlaug helped create the Green Revolution7 in many developing countries by improving plant varieties and increasing crop yields. For his efforts, Borlaug won a Nobel Peace Prize, the only one awarded in the twentieth century for work in agriculture.

Mexico redistributed land to poor peasants after its political revolution ended in 1918. However, its peasants remained poor and hungry for decades. In 1940, U.S. vice president elect, Henry Wallace, who had founded Hi-Bred Corn Company (now Pioneer Hi-Bred, a DuPont subsidiary), toured Mexico and was appalled by conditions there. He convinced the Rockefeller Foundation to sponsor efforts to adapt hybrid wheat and corn for Mexico and in 1943, the Mexican Government-Rockefeller Foundation Cooperative Agricultural Program was established.

The program hired Borlaug as its plant pathologist. Borlaug learned that a plant disease called wheat stem rust had halved Mexico's wheat production from 1939 to 1942. He set out to create high yielding hybrid wheat that was resistant to the disease. His program introduced three innovations. First, he planted successive hybrid crops in two locations each year, which both doubled the pace of progress and resulted in crops tolerant to varying conditions. Next, Borlaug crossed thousands of varieties of wheat, working to find the most resistant hybrids. He eventually developed 40 rust resistant varieties.

Third, Borlaug changed the architecture of wheat. He knew that many wheat varieties responded well to fertilizer but when yields exceeded roughly two tons per acre, plants became top-heavy and collapsed. Borlaug crossed over 20,000 varieties of wheat from around the world in his efforts to create high yielding wheat with shorter, stronger stems. He finally succeeded in 1953 by crossing rust-resistant Mexican seeds with Japanese dwarf wheat. Under ideal

3

Wanger International 2009 Semiannual Report

conditions, four tons of wheat per acre could be achieved. Mexico became self sufficient in wheat in 1956.

Having achieved success in Mexico, the Rockefeller Foundation pursued progress elsewhere, in partnership with the Ford Foundation, the United Nations and local governments. Pakistan and India were major beneficiaries. By 1970, 55% of Pakistan's wheat acreage and 35% of India's wheat acreage were sown with Mexican varieties. The Rockefeller and Ford Foundations also created the International Rice Research Institute, which began in 1960. By 1966 it developed a sturdy short-stemmed rice plant that, when fertilized sufficiently, yielded two- to three-times the rice it replaced. This rice was quickly adopted in India.

Borlaug was personally involved with the implementation of these programs. He understood that in addition to better seeds, farmers need fertilizer, credit and fair prices for their crops. Governments largely complied. As a result of the Green Revolution, many developing countries were substantial contributors to world agricultural growth.

Recent Conditions and Future Prospects

After reading so much about the amazing progress that has been made in agriculture, it was somewhat surprising to find an article in the June 2009 National Geographic titled, "The End of Plenty, The Global Food Crisis." It noted that global grain consumption exceeded production for seven of the last nine years and grain stockpiles plunged to a 20-year low of 61-days supply in 2007 prior to recovering to a meager 70-days supply in 2008. The price of wheat and corn tripled from 2005 to 2008, and the price of rice quintupled.

Demand recently grew more quickly than supply for several reasons. First, people in developing countries are becoming more prosperous and are eating more meat, causing grain consumption by livestock to rise rapidly. Second, use of ethanol as a gasoline additive or substitute has jumped. Some 30% of the 2008 U.S. corn crop was converted to ethanol instead of being available as food. Third, while world grain production hit records in 2008, growth in grain production has slowed somewhat since the year 2000 compared to prior decades.

Still, agriculture continues to find ways to meet the rising demand. Advancements in hybrid crops continue, and biotechnology is now creating crops with whole new characteristics. While conventional plant breeding is limited to crossing closely related species, biotech methods utilize genes from distant species. To date, two types of biotech crops have been commercialized, those resistant to herbicides and those resistant to insects.

Biotech crops were first made available in 1996 and by 2008 were planted in over 300 million acres, some 8% of global cropland in 25 countries, including 15 developing countries. That year, 85% of the corn crop in the United States came from biotech seeds. Farmers seem satisfied with biotech crops; nearly 100% keep planting biotech once they begin.8 Use of biotech versions of soybean, cotton, corn, canola and other crops increased farm income an estimated $10 billion in 2007 and biotech corn and soybean yields appear to be roughly 10% higher than conventional crops.9 The National Geographic story quotes a scientist with agricultural company Monsanto who predicts that biotechnology will double corn, soybean and cotton yields by 2030.

National Geographic also pointed out the downside of the Green Revolution. Yields in India have flattened since the mid-90s, and hybrid plant needs for water, fertilizer and pesticides have resulted in aquifer depletion, salinized soils and contamination of drinking water. However, new versions of biotech plants are in development, including versions likely to provide still higher yields, drought tolerance and salinized soil tolerance.

Not everyone agrees with the use of biotech crops. Critics have expressed doubts about productivity gains and have concerns about the possibility of a "Frankenfood" becoming toxic or creating an ecological disaster should some new plant become invasive. But numerous safeguards are in place, including rigorous approval processes. Countries that had prohibited biotech crops are now slowly introducing them. Increased adoption of biotech plants has had positive ecological effects, as higher yields reduce needs for additional crop acres and related deforestation, insect resistance reduces needs for pesticides, and herbicide resistance reduces fuel consumption and soil erosion by requiring less tillage.

Mankind's progress in agriculture has been truly amazing. We cannot revert back to previous agricultural processes, which are insufficient to feed a worldwide population of 6.7 billion. Instead, substantial investments in agriculture, and judicious use of new technologies, are needed to maintain impressive production gains in the future.

Columbia Wanger Funds News

Resumption of Securities Lending

The Columbia Wanger Funds restarted securities lending during the second quarter. The domestic Funds briefly participated in securities lending in the third quarter of last year but suspended lending activities due to the turmoil in the financial markets at that time. As market conditions have stabilized somewhat, the Wanger Advisors Trust Board and CWAM made the decision to begin securities lending again in June.

Securities lending has come under media scrutiny recently so we want to clearly state how CWAM administers the lending program. Fund shareholders receive all of the

4

Wanger International 2009 Semiannual Report

income generated by our lending program, net of modest fees charged by the lending agent to operate the program. The securities lending income benefits Fund shareholders by offsetting a portion of the Fund's operating expenses, which increases the Fund's total returns. The advisor charges no additional fees for administering this program.

Securities lending is the temporary lending of the Fund's portfolio securities to broker/dealers and other institutional investors. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund may recall the loans at any time and may do so in order to vote proxies or to sell the loaned securities. Furthermore, borrowers provide the Fund with cash collateral that exceeds the value of the securities on loan. The Fund could lose money if it incurred a loss on the reinvestment of the cash collateral. To minimize this risk, cash collateral for the program is invested in the Dreyfus Government Cash Management Fund, a money market mutual fund. The securities lending agent is Goldman Sachs Agency Lending. Thus far, shareholders have received modest benefits and incurred no losses from the program.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Agriculture's Amazing Progress" are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Mazoyer, Marcel and Roudart, Laurence, A History of World Agriculture, (New York, NY, Monthly Review Press, 2006).

2  Federico, Giovanni, Feeding The World, (Princeton and Oxford, Princeton University Press, 2005).

3  Ibid, pg. 97.

4  Ibid, pgs. 55, 19.

5  Mazoyer, Marcel and Roudart, Laurence, op. cit., pg 11.

6  Hesser, Leon, The Man Who Fed The World, (Dallas, TX, Durban House, 2006).

7  The Green Revolution is defined by Mazoyer and Roudart as, "a variant of the contemporary agricultural revolution but without the large-scale motorization and mechanization, developed widely in the developing countries."

8  ISAAA Brief 39-2008: Executive Summary, "Global Status of Commercialized Biotech/GM Crops: 2008, The First Thirteen Years, 1996 to 2008," available at www.isaaa.org.

9  "GM crops: global, socio-economic and environmental impacts 1996-2007," a research paper written by Graham Brookes and Peter Barfoot of PG Economics Ltd, Dorchester, U.K., May 2009.

5

Wanger International 2009 Semiannual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International ended the semiannual period up 20.17%, 4.37% behind its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. Small-cap international stocks outperformed larger-cap stocks. The large-cap focused MSCI EAFE Index was up just 7.95% year to date.

While coming on the heels of a severe sell-off in 2008, an absolute return north of 20% is certainly pleasing. A remarkable reversal in market sentiment came in the second half of the period and appears to reflect decreasing anxiety about our economic future as credit markets show signs of life, in a context of attractive valuations. While the stock market has historically done a good job of anticipating changes in economic fundamentals by several quarters, it is worth noting that the majority of the companies we follow have reported few sightings of "green shoots" presaging a return to global growth. Indeed, the International Monetary Fund expects global economic activity to contract by 1.4% in 2009 before expanding 2.5% in 2010. The major exeption to this has been the emerging markets of non-Japan Asia and Latin America. In these economies the sentiment is now distinctly upbeat. The rapid implementation of a sizeable government stimulus package in China, and an election outcome in India perceived to endorse further economic liberalization, drove this enthusiasm.

While still making a positive contribution to absolute return, the Fund's health care stocks failed to keep up with a buoyant market. These companies' fortunes tend to be less correlated with actual or perceived changes in economic activity. Japanese holdings were a drag on absolute return in the half year, but keep in mind that Japan fell substantially less than most regions in 2008 and, therefore, had less ground to make up.

The Fund's holdings in the United Kingdom and Ireland fell short in the half year. The Fund held large positions in Serco and Capita Group, service providers with highly predictable revenues and considerable exposure to government contracts. Their comparatively low risk profiles proved to be a liability in an environment in which the riskiest stocks rallied the most.

Investments in emerging markets, which constitute about one quarter of the Fund's assets, posted the strongest returns, with the Fund's holdings in Asia ex-Japan up 42% year to date. The Fund's Indian stocks were up more than 60% in the first half. Educomp Solutions provides multimedia educational content to Indian classrooms and was a recent addition to the portfolio. Its stock provided a 97% gain. Housing Development Finance, an Indian mortgage lender, was also strong in the half, gaining 56%. Consumer stocks in developing markets, a long-time theme in the Fund, were also notable standouts. RexLot Holdings, which provides systems and services to the Chinese lottery market, tripled after several punishing quarters on evidence of tangible progress in its core business. Its stock was up 224% year to date.

On earnings adjusted for cyclicality and on other valuations measures, we believe that international small-cap stocks now trade at a modest discount to their 10-year average.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/09

Serco	1.3%
Capita Group	1.2
Educomp Solutions	1.0
Housing Development Finance	0.7
RexLot Holdings	0.6

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Wanger International 2009 Semiannual Report

Growth of a $10,000 Investment in Wanger International

May 3, 1995 (inception date) through June 30, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2009, to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/09

1. Naspers Media in Africa & Other Emerging Markets – South Africa	1.7%
Agriculture Supply Chain Manager – Singapore	1.6
3. Kansai Paint Paint Producer in Japan, India, China & Southeast Asia – Japan	1.4
4. Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator – Hong Kong	1.3
5. Serco Facilities Management – United Kingdom	1.3
6. Capita Group White Collar, Back Office Outsourcing – United Kingdom	1.2
7. Intertek Group Testing, Inspection & Certification Services – United Kingdom	1.1
8. Localiza Rent A Car Car Rental – Brazil	1.1
9. Imtech Engineering & Technical Services – Netherlands	1.1
10. Hexagon Measurement Equipment – Sweden	1.1

Top 5 Countries

As a percentage of net assets, as of 6/30/09

Japan	18.0%
United Kingdom	8.3
Netherlands	6.0
China	5.7
Germany	5.0

Results as of June 30, 2009

	2nd quarter	Year to date	1 year	5 year	10 year
Wanger International	32.13%	20.17%	-27.89%	8.42%	8.11%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index	34.15	24.54	-26.45	7.13	6.80
S&P Global Ex-U.S. SmallCap Index	35.88	24.20	-29.89	5.69	5.95
MSCI EAFE Index	25.43	7.95	-31.35	2.31	1.18
Lipper Variable Underlying International Core Funds Index	22.81	5.73	-33.10	2.00	-0.10

NAV as of 6/30/09: $24.18

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.02%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Global Ex-U.S. Between $500 Million and $5 Billion Index, the Fund's primary benchmark, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The Lipper Variable Underlying International Core Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Core Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

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Wanger International 2009 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	Common Stocks – 96.5%
	Asia – 42.2%
	Japan – 18.0%
2,233,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$15,987,418
176,000	Point Apparel Specialty Retailer	9,449,078
3,792	Nippon Residential Investment Residential REIT	9,324,990
3,430	Seven Bank ATM Processing Services	8,968,665
453,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	8,571,711
991,000	Kamigumi Port Cargo Handling & Logistics	8,342,199
10,500	Jupiter Telecommunications Largest Cable Service Provider in Japan	7,960,625
1,500	Osaka Securities Exchange Osaka Securities Exchange	7,147,666
413,900	Aeon Delight Facility Maintenance & Management	6,686,631
728,400	Asics Footwear & Apparel	6,613,439
585,400	Rohto Pharmaceutical Health & Beauty Products	6,604,661
1,430	Orix JREIT Diversified REIT	6,546,045
217,000	Ibiden Electronic Parts & Ceramics	6,061,725
270,100	Daiseki Waste Disposal & Recycling	5,930,358
294,900	Glory Currency Handling Systems & Related Equipment	5,833,811
600,000	Suruga Bank Regional Bank	5,718,894
238,500	Kintetsu World Express Airfreight Logistics	5,664,537
187,700	Unicharm PetCare Pet Food & Pet Toiletries	5,603,257
640	Nippon Building Fund Office REIT	5,477,305
136,400	Benesse Education Service Provider	5,451,457
2,550	Wacom Computer Graphic Illustration Devices	5,145,963

Number of Shares		Value
322,000	Ushio Industrial Light Sources	$5,134,976
222,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	4,602,898
1,000	Fukuoka Diversified REIT in Fukuoka	4,482,538
196,000	Miura Industrial Boiler	4,366,301
56,000	Nakanishi Dental Tools & Machinery	4,116,471
1,000,000	Chuo Mitsui Trust Holdings Trust Bank	3,794,998
256,500	Zenrin Map Content Publisher	3,790,671
185,000	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	3,526,597
142,000	Makita Power Tools	3,419,947
210,000	Tamron Camera Lens Maker	2,863,566
133,400	As One Scientific Supplies Distributor	2,388,213
507	Nippon Accommodations Fund Residential REIT	2,275,358
34,100	Toyo Tanso Carbon & Graphite Products for Industrial Use	1,299,836
34,000	Tsumura Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)	1,059,450
		200,212,255
	China – 5.7%
9,388,400	China Green Chinese Fruit & Vegetable Grower & Processor	9,851,503
Technology – ADR (a)	142,000 China's Largest Private Education Service Provider
283,500	Mindray – ADR Medical Device Manufacturer	7,915,320
4,884,000	China Yurun Food Meat Processor in China	7,353,606
80,000,000	RexLot Holdings (a) Lottery Equipment Supplier in China	6,291,397

See accompanying notes to financial statements.
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Wanger International 2009 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	China – 5.7% (cont)
4,474,000	China Shipping Development China's Dominant Shipper for Oil & Coal	$5,707,993
6,984,000	Jiangsu Expressway Chinese Toll Road Operator	5,116,807
4,580,000	Fu Ji Food & Catering Services Food Catering Service Provider in China	3,849,027
1,500,000	Shandong Weigao Vertically Integrated Hospital Consumable Manufacturer	3,843,634
335,000	VisionChina Media – ADR (a) Advertising on Digital Screens in China's Mass Transit System	2,046,850
94,000	ZhongDe Waste Technology Solid Municipal Waste & Medical Waste Incinerator Manufacturer	1,706,874
		63,248,131
	Singapore – 4.3%
10,500,000	OLAM International Agriculture Supply Chain Manager	17,556,357
2,300,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	11,236,683
25,494,500	Mapletree Logistics Asian Logistics Landlord	9,727,972
10,000,000	CDL Hospitality Trust Hotel Owner/Operator	5,703,990
3,273,600	Ascendas REIT Singapore Industrial Property Landlord	3,583,523
		47,808,525
	South Korea – 4.0%
83,000	NHN (a) South Korea's Largest Online Search Engine	11,468,502
54,800	MegaStudy Online Education Service Provider	9,864,194
100,000	Taewoong Niche Customized Forging	7,031,783
127,000	Mirae Asset Securities South Korean Largest Diversified Financial Company	6,879,543
262,000	Woongjin Coway South Korean Household Appliance Rental Service Provider	6,357,570

Number of Shares		Value
206,000	Sung Kwang Bend Custom Industrial Pipes	$3,086,450
		44,688,042
	India – 3.9%
132,000	Educomp Solutions (a) Multimedia Educational Content	10,361,664
334,385	Asian Paints India's Largest Paint Company	8,179,659
570,000	Jain Irrigation Systems Agricultural Micro-irrigation Systems & Food Processing	7,514,833
150,000	Housing Development Finance (a) Indian Mortgage Lender	7,358,425
460,000	Mundra Port & Special Economic Zone Indian West Coast Shipping Port	5,853,781
731,017	Shriram Transport Finance Truck Financing in India	4,632,219
		43,900,581
	Taiwan – 3.2%
15,296,000	Yuanta Financial Financial Holding Company in Taiwan	10,233,769
3,381,000	President Chain Store Taiwan's Number One Convenience Chain Store Operator	8,653,931
448,000	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	6,260,875
1,971,834	Everlight Electronics LED Packager	5,012,917
1,230,000	Simplo Technology World's Largest Notebook Battery Pack Supplier	4,932,978
		35,094,470
	Hong Kong – 2.4%
900,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	13,974,568
6,963,100	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	9,055,086
25,139,112	NagaCorp Casino/Entertainment Complex in Cambodia	3,318,477
		26,348,131

See accompanying notes to financial statements.
9

Wanger International 2009 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	Indonesia – 0.7%
25,000,000	Perusahaan Gas Negara Gas Distributor & Pipeline Operator	$7,683,778
	Total Asia	468,983,913
	Europe – 36.7%
	United Kingdom – 8.3%
2,000,000	Serco Facilities Management	13,895,161
1,100,000	Capita Group White Collar, Back Office Outsourcing	12,968,162
739,200	Intertek Group Testing, Inspection & Certification Services	12,745,364
2,514,300	Charles Taylor (b) Insurance Services	7,701,610
850,000	Smith & Nephew Medical Equipment & Supplies	6,301,698
350,000	Rotork Valve Actuators for Oil & Water Pipelines	4,773,671
130,000	Chemring Defense Manufacturer of Countermeasures & Energetics	4,647,049
1,600,000	Cobham Aerospace Components	4,563,626
71,000	Randgold Resources – ADR Gold Mining in Western Africa	4,556,070
1,300,000	RPS Group Environmental Consulting & Planning	4,286,651
2,126,600	Begbies Traynor Financial Restructuring & Corporate Recovery Services	3,621,723
230,000	Tullow Oil Oil & Gas Producer	3,558,384
931,000	N Brown Group Home Shopping Women's Clothes Retailer	3,295,649
352,000	Keller Group Ground Engineering	3,208,619
300,000	Intermediate Capital European Provider of Mezzanine Capital	2,399,013
		92,522,450
	Netherlands – 6.0%
628,550	Imtech Engineering & Technical Services	12,233,810

Number of Shares		Value
383,584	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	$9,290,408
221,351	Fugro Sub-sea Oilfield Services	9,191,462
542,000	Unit 4 Agresso (a) Business Development Software	8,865,300
131,432	Vopak (a) World's Largest Operator of Petroleum & Chemical Storage Terminals	6,574,188
367,000	Arcadis Engineering Consultants	6,113,123
687,590	Aalberts Industries Flow Control & Heat Treatment	5,410,045
82,982	Smit Internationale Harbor & Offshore Towage & Marine Services	4,918,396
225,000	QIAGEN (a) Life Science Tools & Molecular Diagnostics	4,176,228
		66,772,960
	Germany – 5.0%
186,000	Wincor Nixdorf Retail POS Systems & ATM Machines	10,430,590
251,000	CTS Eventim Event Ticket Sales	10,167,140
72,300	Vossloh Rail Infrastructure & Diesel Locomotives	8,696,335
335,600	Rhoen-Klinikum Health Care Services	7,420,818
55,200	Rational Commercial Oven Manufacturer	6,367,738
205,000	Deutsche Beteiligungs Private Equity Investment Management	3,508,578
256,200	Tognum Diesel Engines for Drive & Power Generation Systems	3,375,296
197,800	Elringklinger Automobile Components	3,299,277
217,901	Takkt Mail Order Retailer of Office & Warehouse Durables	2,322,991
		55,588,763
	France – 4.3%
99,000	Neopost Postage Meter Machines	8,902,489

See accompanying notes to financial statements.
10

Wanger International 2009 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	France – 4.3% (cont)
72,000	Iliad Alternative Internet & Telecoms Provider	$6,993,608
317,000	SES Satellite Broadcasting Services	6,052,231
145,500	SAFT Niche Battery Manufacturer	5,780,112
73,714	Pierre & Vacances Vacation Apartment Lets	5,128,297
52,900	Rubis Tank Storage & Liquefied Petroleum Gas Distribution	3,939,434
132,600	Carbone Lorraine Advanced Industrial Materials	3,644,791
60,000	Eurofins Scientific Food Screening & Testing	3,527,070
54,400	Norbert Dentressangle Transport	2,711,309
207,000	Hi-Media (a) Online Advertiser in Europe	1,036,059
		47,715,400
	Sweden – 2.7%
1,326,000	Hexagon Measurement Equipment	11,996,387
1,974,000	SWECO Engineering Consultants	9,980,872
1,500,200	Nobia (a) Kitchen Cabinet Manufacturing & Sales	5,354,849
250,000	East Capital Explorer (a) Sweden-based RUS/CEE Investment Fund	2,004,611
		29,336,719
	Switzerland – 2.4%
7,300	Sika Chemicals for Construction & Industrial Applications	8,103,288
97,300	Kuehne & Nagel Freight Forwarding/Logistics	7,638,082
59,000	Geberit Plumbing Supplies	7,271,526
30,000	Burckhardt Compression Gas Compression Pumps	3,887,068
		26,899,964

Number of Shares		Value
	Finland – 2.0%
427,000	Stockmann Department Store & Fashion Retailer in Scandinavia & Russia	$9,070,753
630,000	Poyry Engineering Consultants	8,937,204
745,000	Ramirent (a) Largest Equipment Rental Company in Scandinavia & Central Eastern Europe	4,585,723
		22,593,680
	Ireland – 1.5%
2,750,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	7,639,312
200,000	Aryzta (a) Baked Goods	6,403,159
100,000	Paddy Power Irish Betting Services	2,333,518
		16,375,989
	Italy – 1.2%
5,366,005	CIR (a) Italian Holding Company	8,876,531
500,000	Credito Emiliano (a) Italian Regional Bank	2,399,731
393,309	GranitiFiandre Innovative Stoneware	1,416,359
		12,692,621
	Poland – 0.8%
328,300	Central European Distribution (a) Vodka Production & Spirits Distribution	8,722,931
	Spain – 0.7%
180,000	Red Electrica de Espana Spanish Power Grid	8,143,907
	Denmark – 0.7%
99,000	Novozymes Industrial Enzymes	8,046,548
	Greece – 0.6%
1,148,000	Intralot Lottery & Gaming Systems & Services	6,920,963

See accompanying notes to financial statements.
11

Wanger International 2009 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	Czech Republic – 0.5%
37,000	Komercni Banka Leading Czech Republic Universal Bank	$5,133,591
	Total Europe	407,466,486
	Other Countries – 11.9%
	United States – 3.5%
458,000	Atwood Oceanics (a) Offshore Drilling Contractor	11,408,780
161,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	6,620,320
95,000	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	4,294,000
60,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	3,399,000
84,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	3,156,720
70,000	World Fuel Services Global Fuel Broker	2,886,100
165,000	BioMarin (a) Biotech Focused on Orphan Diseases	2,575,650
55,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	2,141,700
50,000	Ritchie Brothers Auctioneers Heavy Equipment Auctioneer	1,172,500
35,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	1,037,050
100,000	Tesco (a) Developing New Well Drilling Technologies	794,000
		39,485,820
	South Africa – 2.5%
700,000	Naspers Media in Africa & Other Emerging Markets	18,448,924
1,530,000	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	5,574,880
1,575,000	Uranium One (a) Uranium Mines in Kazakhstan, the U.S. & Australia	3,615,398
		27,639,202

Number of Shares		Value
	Canada – 2.4%
580,000	ShawCor Oil & Gas Pipeline Products	$10,037,742
378,000	CCL Industries Leading Global Label Manufacturer	7,464,781
644,000	TriStar Oil & Gas (a) Canadian Oil & Gas Producer	6,084,821
286,000	Ivanhoe Mines (a)	1,601,600
250,000	Ivanhoe Mines (a) Copper Mine Project in Mongolia	1,386,322
725,700	Horizon North Logistics (a) Provides Diversified Oil Service Offering in Northern Canada	655,105
		27,230,371
	Australia – 2.3%
2,438,333	Sino Gold (a) Gold Mining in The People's Republic of China	10,116,853
170,000	Australian Stock Exchange Australian Equity & Derivatives Market Operator	5,050,714
700,000	Billabong International Action Sports Apparel Brand Manager	4,919,182
210,577	Perpetual Trustees Mutual Fund Management	4,821,881
24,000	Cochlear Cochlear Implants for Hearing	1,114,824
		26,023,454
	Israel – 0.9%
970,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	9,548,246
	Kazakhstan – 0.2%
490,000	Halyk Savings Bank of Kazakhstan – GDR (a) Largest Retail Bank & Insurer in Kazakhstan	2,040,056
	New Zealand – 0.1%
398,177	Sky City Entertainment Casino/Entertainment Complex	687,226
	Total Other Countries	132,654,375

See accompanying notes to financial statements.
12

Wanger International 2009 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2009

Number of Shares or Principal Amount		Value
	Latin America – 5.7%
	Brazil – 3.0%
2,000,000	Localiza Rent A Car Car Rental	$12,350,089
1,445,000	Suzano (a) Brazilian Pulp & Paper Producer	11,179,485
730,000	Natura Direct Retailer of Cosmetics	9,633,988
		33,163,562
	Mexico – 1.7%
6,394,000	Urbi Desarrollos Urbanos (a) Affordable Housing Builder	9,711,237
246,475	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	9,612,525
		19,323,762
	Chile – 1.0%
291,000	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	10,531,290
	Total Latin America	63,018,614
Total Common Stocks (Cost: $962,782,705) – 96.5%		1,072,123,388
Short-Term Obligations – 4.2%
	Repurchase Agreement – 3.7%
$40,612,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation, maturing 4/23/14, market value $41,428,625 (repurchase proceeds $40,612,000)	40,612,000
	Commercial Paper – 0.5%
0.26% due 7/6/09 5,600,000	Toyota Motor Credit	5,599,798
	Total Short-Term Obligations (Cost: $46,211,798)	46,211,798
Total Investments (Cost: $1,008,994,503) – 100.7% (c)(d)		1,118,335,186
Cash and Other Assets Less Liabilities – (0.7)%		(7,681,746)
Total Net Assets – 100.0%		$1,110,653,440

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended June 30, 2009 are as follows:

Affiliates	Balance of Shares Held at 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 6/30/09	Value	Dividend
Charles Taylor	2,490,000	24,300	—	2,514,300	$7,701,610	$339,680

The aggregate cost and value of this company at June 30, 2009, was $13,135,777 and $7,701,610, respectively. Investments in the affiliated company represented 0.69% of total net assets at June 30, 2009.

(c)  At June 30, 2009, for federal income tax purposes cost of investments was $1,008,994,503 and net unrealized appreciation was $109,340,683 consisting of gross unrealized appreciation of $246,728,297 and gross unrealized depreciation of $137,387,614.

(d)  On June 30, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$238,511,157	21.5
Japanese Yen	200,212,255	18.0
U.S. Dollar	142,289,379	12.8
British Pound	87,966,380	7.9
Hong Kong Dollar	68,362,098	6.2
Other currencies less than 5% of total net assets	380,993,917	34.3
Cash and other assets less liabilities	(7,681,746)	(0.7)
	$1,110,653,440	100.0

At June 30, 2009, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Buy	Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	4,150,239	$3,000,000	7/15/2009	$341,102
AUD	USD	2,657,595	2,000,000	8/14/2009	134,773
CAD	USD	8,481,550	7,000,000	7/15/2009	292,324
CAD	USD	5,862,950	5,000,000	8/14/2009	41,763
JPY	USD	889,992,000	9,000,000	7/15/2009	239,858
JPY	USD	882,774,000	9,000,000	9/15/2009	171,346
			$35,000,000		$1,221,166

See accompanying notes to financial statements.
13

Wanger International 2009 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2009

Forward Foreign Currency Contracts to Buy	Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized (Depreciation)
AUD	USD	6,193,638	$5,000,000	9/15/2009	$(36,539)
CAD	USD	11,187,000	10,000,000	9/15/2009	(377,963)
JPY	USD	667,611,000	7,000,000	8/14/2009	(66,559)
USD	EUR	14,330,430	19,000,000	7/15/2009	(1,103,664)
USD	EUR	10,279,681	14,000,000	8/14/2009	(420,801)
USD	EUR	17,121,700	24,000,000	9/15/2009	(16,309)
			$79,000,000		$(2,021,835)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

ADR = American Depositary Receipts.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GDR = Global Depositary Receipts.

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Total Asia	$19,527,290	$449,456,623	$—	$468,983,913
Total Europe	13,279,001	394,187,485	—	407,466,486
Total Other Countries	70,331,589	62,322,786	—	132,654,375
Total Latin America	63,018,614	—	—	63,018,614
Total Common Stocks	166,156,494	905,966,894	—	1,072,123,388
Short-Term Obligations	—	46,211,798	—	46,211,798
Total Investments	166,156,494	952,178,692	—	1,118,335,186
Net Forward Foreign Currency Exchange Contracts	$—	$(800,669)	$—	$(800,669)
Total	$166,156,494	$951,378,023	$—	$1,117,534,517

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Common Stocks Asia Hong Kong	$109,775	$—	$—	$—	$—	$—	$—	$(109,775)	$—	$—
Total	$109,775	$—	$—	$—	$—	$—	$—	$(109,775)	$—	$—

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.
14

Wanger International 2009 Semiannual Report

Wanger International

Portfolio Diversification (Unaudited) June 30, 2009

At June 30, 2009, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$89,896,555	8.1
Industrial Materials & Specialty Chemicals	80,370,275	7.2
Machinery	67,255,722	6.1
Outsourcing Services	44,419,680	4.0
Electrical Components	21,425,599	1.9
Construction	11,652,645	1.0
Conglomerates	11,471,770	1.0
Medical Equipment & Devices	4,116,471	0.4
Industrial Distribution	2,388,213	0.2
Waste Management	1,706,874	0.2
	334,703,804	30.1
Consumer Goods & Services
Retail	40,148,147	3.5
Other Consumer Services	30,728,307	2.7
Nondurables	29,306,687	2.6
Food & Beverage	27,457,295	2.5
Apparel	20,603,374	1.9
Casinos & Gaming	19,551,581	1.8
Travel	17,478,386	1.6
Other Entertainment	16,428,015	1.5
Educational Services	9,565,120	0.9
Consumer Goods Distribution	8,722,931	0.8
Furniture & Textiles	5,354,849	0.5
Consumer Electronics	2,863,566	0.3
	228,208,258	20.6
Information
Financial Processors	25,211,251	2.2
Computer Hardware & Related Equipment	20,509,531	1.8
Internet Related	18,462,110	1.7
TV Broadcasting	18,448,924	1.7
Instrumentation	15,522,984	1.4
Publishing	14,152,335	1.3
Business Software	8,865,300	0.8
CATV	7,960,625	0.7
Satellite Broadcasting & Services	6,052,231	0.5
Semiconductors & Related Equipment	5,012,917	0.5
Business Information & Marketing Services	4,286,651	0.4
Advertising	3,082,909	0.3
	147,567,768	13.3

	Value	Percentage of Net Assets
Other Industries
Real Estate	$56,832,958	5.1
Transportation	39,295,329	3.5
Conglomerates	8,876,531	0.8
Regulated Utilities	8,143,907	0.7
	113,148,725	10.1
Energy & Minerals
Oil Services	40,574,859	3.7
Mining	21,276,243	1.9
Oil Refining, Marketing & Distribution	18,197,400	1.6
Agricultural Commodities	11,179,485	1.0
Oil & Gas Producers	9,643,205	0.9
	100,871,192	9.1
Finance
Brokerage & Money Management	32,499,096	2.9
Banks	28,055,935	2.5
Finance Companies	17,800,621	1.6
Insurance	7,701,610	0.7
Savings & Loans	7,358,425	0.7
	93,415,687	8.4
Health Care
Medical Equipment & Devices	27,937,496	2.5
Pharmaceuticals	12,097,762	1.1
Health Care Services	7,420,818	0.7
Medical Supplies	4,176,228	0.4
Biotechnology & Drug Delivery	2,575,650	0.2
	54,207,954	4.9
Total Common Stocks	1,072,123,388	96.5
Short-Term Obligations	46,211,798	4.2
Total Investments	1,118,335,186	100.7
Cash and Other Assets Less Liabilities	(7,681,746)	(0.7)
Net Assets	$1,110,653,440	100.0

See accompanying notes to financial statements.
15

Wanger International 2009 Semiannual Report

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Unaffiliated investments, at cost	$995,858,726
Affiliated investments, at cost (See Note 4)	13,135,777
Unaffiliated investments, at value	$1,110,633,576
Affiliated investments, at value (See Note 4)	7,701,610
Cash	691
Foreign currency (cost of $7,013,125)	7,018,959
Unrealized appreciation on forward foreign currency exchange contracts	1,221,166
Receivable for:
Investments sold	2,357,177
Fund shares sold	14,394
Securities lending income	2,458
Dividends	1,619,660
Foreign tax reclaims	521,717
Trustees' deferred compensation plan	87,144
Other assets	2,456
Total Assets	1,131,181,008
Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	2,021,835
Payable for:
Investments purchased	13,970,478
Fund shares repurchased	1,800,948
Investment advisory fee	784,749
Administration fee	45,069
Transfer agent fee	32
Trustees' fees	1,245
Custody fee	213,594
Reports to shareholders	341,938
Trustees' deferred compensation plan	87,144
Deferred foreign capital gains tax payable	1,241,948
Other liabilities	18,588
Total Liabilities	20,527,568
Net Assets	$1,110,653,440
Composition of Net Assets:
Paid-in capital	$1,169,162,248
Undistributed net investment income	10,789,766
Accumulated net realized loss	(176,604,557)
Net unrealized appreciation (depreciation) on:
Investments	109,340,683
Foreign currency translations	(792,752)
Foreign capital gains tax	(1,241,948)
Net Assets	$1,110,653,440
Fund Shares Outstanding	45,929,240
Net asset value, offering price and redemption price per share	$24.18

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $1,434,216)	$15,845,264
Dividends from affiliates	339,680
Interest	30,044
Securities lending income	2,458
Total Investment Income	16,217,446
Expenses:
Investment advisory fee	4,140,640
Administration fee	235,059
Transfer agent fee	224
Trustees' fees	46,517
Custody fee	418,506
Chief compliance officer expenses (See Note 4)	25,286
Other expenses (See Note 6)	296,833
Total Expenses	5,163,065
Custody earnings credit	(1)
Net Expenses	5,163,064
Net Investment Income	11,054,382
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts
Net realized loss on:
Investments	(80,596,594)
Foreign currency transactions and forward foreign currency exchange contracts	(1,350,004)
Net realized loss	(81,946,598)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	256,396,787
Affiliated Investments (See Note 4)	(1,456,285)
Foreign currency translations and forward foreign currency exchange contracts	218,490
Foreign capital gains tax	(1,241,948)
Net change in unrealized appreciation (depreciation)	253,917,044
Net Gain	171,970,446
Net Increase in Net Assets from Operations	$183,024,828

See accompanying notes to financial statements.
16

Wanger International 2009 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2009	Year Ended December 31, 2008
Operations:
Net investment income	$11,054,382	$22,638,362
Net realized loss on investments, foreign currency transactions and forward foreign currency exchange contracts	(81,946,598)	(94,903,681)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	253,917,044	(691,757,262)
Net Increase (Decrease) in Net Assets from Operations	183,024,828	(764,022,581)
Distributions to Shareholders:
From net investment income	(21,668,468)	(12,975,444)
From net realized gains	—	(196,263,094)
Total Distributions to Shareholders	(21,668,468)	(209,238,538)
Share Transactions:
Subscriptions	20,842,971	220,199,859
Distributions reinvested	21,668,468	209,238,538
Redemptions	(66,073,956)	(176,692,026)
Net Increase (Decrease) from Share Transactions	(23,562,517)	252,746,371
Total Increase (Decrease) in Net Assets	137,793,843	(720,514,748)
Net Assets:
Beginning of period	972,859,597	1,693,374,345
End of period	$1,110,653,440	$972,859,597
Undistributed net investment income at end of period	$10,789,766	$21,403,852

See accompanying notes to financial statements.
17

Wanger International 2009 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007	2006		2005		2004
Net Asset Value, Beginning of Period	$20.69		$44.04	$41.77	$30.63		$25.46		$19.68
Income from Investment Operations:
Net investment income (a)	0.24		0.52	0.37	0.29		0.25		0.13
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	3.73		(18.37)	5.80	11.04		5.20		5.80
Total from Investment Operations	3.97		(17.85)	6.17	11.33		5.45		5.93
Less Distributions to Shareholders:
From net investment income	(0.48)		(0.34)	(0.39)	(0.19)		(0.28)		(0.15)
From net realized gains	—		(5.16)	(3.51)	—		—		—
Total Distributions to Shareholders	(0.48)		(5.50)	(3.90)	(0.19)		(0.28)		(0.15)
Net Asset Value, End of Period	$24.18		$20.69	$44.04	$41.77		$30.63		$25.46
Total Return (b)	20.17	%(c)	(45.60)%	16.31%	37.16%		21.53	%(d)	30.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.10	%(f)	1.02%	0.99%	1.01%		1.13%		1.36%
Interest expense	—		—	—	0.00	%(g)	—		—
Net expenses (e)	1.10	%(f)	1.02%	0.99%	1.01%		1.13%		1.36%
Net investment income (e)	2.35	%(f)	1.67%	0.87%	0.81%		0.92%		0.59%
Waiver/Reimbursement	—		—	—	—		0.02%		—
Portfolio turnover rate	23	%(c)	36%	35%	41%		24%		47%
Net Assets, end of period (000s)	$1,110,653		$972,860	$1,693,374	$1,480,123		$973,257		$606,773

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
18

Wanger International 2009 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

The Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position 157-4, Determining Fair Value When the Value and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP FAS 157-4"), which amends SFAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure requirements for reporting entities with respect to categories of assets and liabilities carried at fair value. Management does not expect the adoption of FSP FAS 157-4 to have a material impact on the Fund's financial statement disclosure.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as an attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statement of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty

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Wanger International 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 5.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, Columbia Wanger Asset Management L.P. ("CWAM"), does not retain any fees earned by the lending program nor does it charge the Fund for administering the program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

After suspending securities lending in the third quarter of 2008, the Fund resumed lending securities in the second quarter of 2009. The net lending income earned in 2009 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$35,894,096
Long-Term Capital Gains	173,344,442

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

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Wanger International 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$28,082,656

FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes— an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the six months ended June 30, 2009, the Fund's annualized effective investment advisory fee rate was 0.88% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2009, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2009, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 12.

During the six months ended June 30, 2009, the Fund did not engage in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

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Wanger International 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

5. Derivative Instruments

Derivatives not accounted for as hedging instruments under Statement 133

Forward foreign currency exchange contracts

Fair Value of Derivative Instruments as of June 30, 2009

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation on forward foreign		Unrealized depreciation on forward foreign
currency exchange		currency exchange
contracts	$1,221,166	contracts	$2,021,835
Total	$1,221,166		$2,021,835

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income on the Statement of Operations for the Six Months Ended June 30, 2009

	Forward Foreign Currency Exchange Contracts	Total
Net realized gain (loss) on foreign currency transactions and forward foreign currency exchange contracts	$(1,541,927)	$(1,541,927)
Total	$(1,541,927)	$(1,541,927)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income on the Statement of Operations for the Six Months Ended June 30, 2009

	Forward Foreign Currency Exchange Contracts	Total
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward foreign currency exchange contracts	$200,009	$200,009

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2009.

7.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Shares sold	989,331	8,261,042
Shares issued in reinvestment of dividend distributions	1,279,886	6,005,699
Less shares redeemed	(3,357,052)	(5,704,494)
Net increase (decrease) in shares outstanding	(1,087,835)	8,562,247

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2009 were $211,593,497 and $219,653,274, respectively.

9.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

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Wanger International 2009 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2009

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Wanger International 2009 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the third year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)   Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)   Profit margins of CWAM and its affiliates from supplying such services;

(5)   Possible economies of scale as the Funds grow larger; and

(6)   The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2008 Evaluation

This is the fourth annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2008 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Contract Committee evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2008 Study. The Committee recommended, and the Board accepted and implemented several of the recommendations in this area contained in the 2008 Study.

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Wanger International 2009 Semiannual Report

My evaluation of the advisory contracts was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. Wanger Select and Wanger USA have suffered significant declines in ranking relative to their peers for the past five years. In contrast, the international Funds have improved their relative performance and enjoy solid rankings.

2.  Management Fees relative to Peers. Management fees vary by WAT fund but, in general, the WAT funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the WAT funds. There are clear advantages to retaining the adviser and its affiliates to perform these services.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT funds. In addition, CWAM is now considering a new institutional account for a WAT shareholder that may enjoy a management fee significantly lower than the parallel mutual fund, and could adversely impact existing WAT shareholders.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, even in a difficult year such as 2008, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will continue if asset levels return to those of past years. The Board has recently imposed additional breakpoints for some of the WAT funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

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Wanger International 2009 Semiannual Report

Recommendations

I believe the Trustees should:

1.  Monitor closely the performance of Wanger Select and Wanger USA to ensure that appropriate steps are being taken by CWAM to improve their relative performance.

2.  Consider imposing limitations on the use of soft dollars. While CWAM's use of soft dollars is consistent with the applicable regulatory requirements, the Board should have a clear understanding with CWAM regarding the cost to shareholders of the research purchased with Fund commission dollars.

3.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select. These Funds pay fees that are, in the views of both Morningstar and Lipper, significantly higher than their peers.

4.  Seek assurances that CWAM and its affiliates will continue to provide adequate support to the WAT funds despite the recent downturn in market values and the difficulties faced by CWAM's ultimate parent organization, Bank of America. Similar assurances should be sought from any prospective purchaser of CWAM or its parent organization.

Robert P. Scales
May 26, 2009

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Wanger International 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. In addition, the Contract Committee met with the Investment Performance Committee, also comprised exclusively of Independent Trustees, to review performance related issues. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic and market outlook generally and for the mutual fund industry in particular, including the market-related events in 2008. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May 2009 and reported its recommendations to the full board of trustees. On June 10, 2009, the board of trustees unanimously approved continuation through July 31, 2010 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement").

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services. for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the Investment Performance Committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed that each of Wanger USA and Wanger Select had a particularly difficult performance year during 2008, which the trustees acknowledged. In that regard, Wanger USA and Wanger Select both underperformed their respective benchmarks and peer group averages for the five-year period. In evaluating the underperformance of these two Funds, the trustees considered that CWAM was taking steps to remediate the underperformance, which the trustees would monitor. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks and the majority of their peer groups established by Lipper and Morningstar over the five-year period. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the international Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

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Wanger International 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly-owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition as a result of market-related declines in assets in 2008 and 2009, and the possible impending sale of Bank of America's controlling interest in CWAM.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliate's were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees also considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement was in the best interest of each Fund. On June 10, 2009, the trustees approved continuation of the Advisory Agreement and the Administration Agreement , as so amended, through July 31, 2010.

28

Wanger International 2009 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason*
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

*Deceased, June 27, 2009.

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Fund

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

29

Columbia Wanger Funds

0L2568S

SHC-44/20003-0609 09/87166

Wanger Select

2009 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Wanger Select 2009 Semiannual Report

Robert E. Nason Remembered

Robert E. Nason

On June 27, 2009, Wanger Advisors Trust Board of Trustees chairman Robert E. Nason passed away. Bob was a man of great personal integrity who maintained the independence of the Board and worked to promote the interests of shareholders. He served as chairman of the Wanger Advisors Trust Board from September 2006 until his death.

Bob brought impressive credentials to the Board. He served as CEO of the accounting firm Grant Thornton where he worked for 40 years.

Bob's tenure as chairman occurred during a period of change in the investment environment. Throughout, he served our shareholders well. As regulators pushed mutual fund boards toward more independence from fund advisors, Bob successfully maintained the Wanger Advisors Trust Board's history of independence. The Trust's advisor, Columbia Wanger Asset Management (CWAM), was also faced with ownership changes and the retirement of founder Ralph Wanger. Following these events, Bob and the Board saw to it that CWAM stayed the course, maintaining its time-tested investment process, developing and keeping talented investment professionals, and sustaining its autonomous and creative environment. Under Bob's leadership, the Board implemented fee breakpoints, allowing shareholders to benefit from growth and economies of scale. After intensive analysis, Bob and the Board also successfully initiated securities lending.

  Bob is survived by his wife Carol, son Steven (Abbie Baynes), daughter Jill and grandchildren Sara and Ben. We are fortunate to have known Bob and we will miss him. He was a man of great vision and we will strive to build on the momentum that he created and to maintain the legacies of the Wanger Advisors Trust.

Allan Muchin
Vice Chairman of the Board of Trustees
Wanger Advisors Trust

Charles McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

  Wanger Select

  2009 Semiannual Report

2	Understanding Your Expenses

3	Agriculture's Amazing Progress

6	Performance Review

8	Statement of Investments

12	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

18	Management Fee Evaluation of the Senior Officer

22	Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with nearly 40 years of small- and mid-cap investment experience. As of June 30, 2009, CWAM manages $21.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Columbia Wanger Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Agriculture's Amazing Progress" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

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Wanger Select 2009 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2009 – June 30, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,242.19	1,020.03	5.34	4.81	0.96

*For the six months ended June 30, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger Select 2009 Semiannual Report

Agriculture's Amazing Progress

Following a conversation with two of our analysts regarding the prospects for several fertilizer companies, I decided to learn more about the history and current state of agriculture. According to Marcel Mazoyer and Laurence Roudart's, A History of World Agriculture,1 farming began about 10,000 years ago. One would think that mankind is far down the learning curve in agriculture, and that productivity gains are ending. Surprisingly, quite the opposite is true. Most of the improvements in agriculture have occurred in the last 80 years.

Mazoyer and Roudart's history explains six dominant agricultural processes. The first two of these were employed during the first 8,000 years of agricultural history, obviously a time of very slow progress. Agriculture began with slash and burn techniques, whereby forest segments were successively burned and farmed for a few years until nutrients were depleted. Then, beginning in about 2500 B.C., farmers began using animal drawn scratch-plows and annually rotating land from planted to fallow in an attempt to maintain soil fertility. Other than in exceptionally fertile areas such as the lands replenished by the Nile River, these techniques barely enabled one farmer to feed one family.

Medieval farmers utilized better tools and techniques. They kept more animals and, with the help of wheeled carts and plows, used more animal-based fertilizers. Beginning in the sixteenth century, farmers began planting legumes to enhance nitrogen in the soil, further improving fertility by organic means and eliminating the need for fallowing. Productivity per farmer doubled with each of these developments, enabling the best farmers by the eighteenth century to feed an average of 20 people.

Farms became more mechanized after 1800, using metal plows, sowers, reapers and threshing machines. Transportation also improved allowing better fertilizers, that contained minerals like phosphate and potassium, to reach farmers. These minerals along with nitrogen helped to sustain crop yields. While mechanization doubled the acreage a farmer could cultivate, United States Department of Agriculture (USDA) data indicates that yields per acre of corn and wheat in the United States were flat from 1866, the date of data inception, well into the 1930s.

In the first half of the twentieth century, North American farmers started using motorized equipment, synthetic fertilizers and hybrid seeds. According to Giovanni Federico's, Feeding the World,2 by 1950 farms in the United States and Canada had one tractor for every two farmers. Utilization of fertilizer grew six fold from 1900 to 1950. Hybrid wheat was grown on 87% of the planted acres in the United States in 1921, up from 14% in 1914. Hybrid corn crops jumped from 2% to 90% of acres planted from 1936 to 1945.3

After World War II these innovations spread. Worldwide chemical fertilizer usage grew nearly tenfold from 1950 to 2000. In most continents, over half of wheat, rice and corn acres were sown with high yield varieties by the year 2000. From 1950 to 2000, world agriculture production tripled, far outpacing population growth.4 USDA data indicates that from 1998 to 2008, wheat yields per acre averaged 41 bushels, triple the rate of 100 years ago, and corn yields quintupled to an average of 144 bushels. The best equipped farmers can now produce over four million pounds of grain and feed thousands!5

Launching a "Green Revolution" in Developing Countries

Rich countries had the means to adopt modern agricultural processes while poor regions struggled to advance. Leon Hesser's book, The Man Who Fed the World,6 describes how Dr. Norman Borlaug helped create the Green Revolution7 in many developing countries by improving plant varieties and increasing crop yields. For his efforts, Borlaug won a Nobel Peace Prize, the only one awarded in the twentieth century for work in agriculture.

Mexico redistributed land to poor peasants after its political revolution ended in 1918. However, its peasants remained poor and hungry for decades. In 1940, U.S. vice president elect, Henry Wallace, who had founded Hi-Bred Corn Company (now Pioneer Hi-Bred, a DuPont subsidiary), toured Mexico and was appalled by conditions there. He convinced the Rockefeller Foundation to sponsor efforts to adapt hybrid wheat and corn for Mexico and in 1943, the Mexican Government-Rockefeller Foundation Cooperative Agricultural Program was established.

The program hired Borlaug as its plant pathologist. Borlaug learned that a plant disease called wheat stem rust had halved Mexico's wheat production from 1939 to 1942. He set out to create high yielding hybrid wheat that was resistant to the disease. His program introduced three innovations. First, he planted successive hybrid crops in two locations each year, which both doubled the pace of progress and resulted in crops tolerant to varying conditions. Next, Borlaug crossed thousands of varieties of wheat, working to find the most resistant hybrids. He eventually developed 40 rust resistant varieties.

Third, Borlaug changed the architecture of wheat. He knew that many wheat varieties responded well to fertilizer but when yields exceeded roughly two tons per acre, plants became top-heavy and collapsed. Borlaug crossed over 20,000 varieties of wheat from around the world in his efforts to create high yielding wheat with shorter, stronger stems. He finally succeeded in 1953 by crossing rust-resistant Mexican seeds with Japanese dwarf wheat. Under ideal

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Wanger Select 2009 Semiannual Report

conditions, four tons of wheat per acre could be achieved. Mexico became self sufficient in wheat in 1956.

Having achieved success in Mexico, the Rockefeller Foundation pursued progress elsewhere, in partnership with the Ford Foundation, the United Nations and local governments. Pakistan and India were major beneficiaries. By 1970, 55% of Pakistan's wheat acreage and 35% of India's wheat acreage were sown with Mexican varieties. The Rockefeller and Ford Foundations also created the International Rice Research Institute, which began in 1960. By 1966 it developed a sturdy short-stemmed rice plant that, when fertilized sufficiently, yielded two- to three-times the rice it replaced. This rice was quickly adopted in India.

Borlaug was personally involved with the implementation of these programs. He understood that in addition to better seeds, farmers need fertilizer, credit and fair prices for their crops. Governments largely complied. As a result of the Green Revolution, many developing countries were substantial contributors to world agricultural growth.

Recent Conditions and Future Prospects

After reading so much about the amazing progress that has been made in agriculture, it was somewhat surprising to find an article in the June 2009 National Geographic titled, "The End of Plenty, The Global Food Crisis." It noted that global grain consumption exceeded production for seven of the last nine years and grain stockpiles plunged to a 20-year low of 61-days supply in 2007 prior to recovering to a meager 70-days supply in 2008. The price of wheat and corn tripled from 2005 to 2008, and the price of rice quintupled.

Demand recently grew more quickly than supply for several reasons. First, people in developing countries are becoming more prosperous and are eating more meat, causing grain consumption by livestock to rise rapidly. Second, use of ethanol as a gasoline additive or substitute has jumped. Some 30% of the 2008 U.S. corn crop was converted to ethanol instead of being available as food. Third, while world grain production hit records in 2008, growth in grain production has slowed somewhat since the year 2000 compared to prior decades.

Still, agriculture continues to find ways to meet the rising demand. Advancements in hybrid crops continue, and biotechnology is now creating crops with whole new characteristics. While conventional plant breeding is limited to crossing closely related species, biotech methods utilize genes from distant species. To date, two types of biotech crops have been commercialized, those resistant to herbicides and those resistant to insects.

Biotech crops were first made available in 1996 and by 2008 were planted in over 300 million acres, some 8% of global cropland in 25 countries, including 15 developing countries. That year, 85% of the corn crop in the United States came from biotech seeds. Farmers seem satisfied with biotech crops; nearly 100% keep planting biotech once they begin.8 Use of biotech versions of soybean, cotton, corn, canola and other crops increased farm income an estimated $10 billion in 2007 and biotech corn and soybean yields appear to be roughly 10% higher than conventional crops.9 The National Geographic story quotes a scientist with agricultural company Monsanto who predicts that biotechnology will double corn, soybean and cotton yields by 2030.

National Geographic also pointed out the downside of the Green Revolution. Yields in India have flattened since the mid-90s, and hybrid plant needs for water, fertilizer and pesticides have resulted in aquifer depletion, salinized soils and contamination of drinking water. However, new versions of biotech plants are in development, including versions likely to provide still higher yields, drought tolerance and salinized soil tolerance.

Not everyone agrees with the use of biotech crops. Critics have expressed doubts about productivity gains and have concerns about the possibility of a "Frankenfood" becoming toxic or creating an ecological disaster should some new plant become invasive. But numerous safeguards are in place, including rigorous approval processes. Countries that had prohibited biotech crops are now slowly introducing them. Increased adoption of biotech plants has had positive ecological effects, as higher yields reduce needs for additional crop acres and related deforestation, insect resistance reduces needs for pesticides, and herbicide resistance reduces fuel consumption and soil erosion by requiring less tillage.

Mankind's progress in agriculture has been truly amazing. We cannot revert back to previous agricultural processes, which are insufficient to feed a worldwide population of 6.7 billion. Instead, substantial investments in agriculture, and judicious use of new technologies, are needed to maintain impressive production gains in the future.

Columbia Wanger Funds News

Resumption of Securities Lending

The Columbia Wanger Funds restarted securities lending during the second quarter. The domestic Funds briefly participated in securities lending in the third quarter of last year but suspended lending activities due to the turmoil in the financial markets at that time. As market conditions have stabilized somewhat, the Wanger Advisors Trust Board and CWAM made the decision to begin securities lending again in June.

Securities lending has come under media scrutiny recently so we want to clearly

4

Wanger Select 2009 Semiannual Report

state how CWAM administers the lending program. Fund shareholders receive all of the income generated by our lending program, net of modest fees charged by the lending agent to operate the program. The securities lending income benefits Fund shareholders by offsetting a portion of the Fund's operating expenses, which increases the Fund's total returns. The advisor charges no additional fees for administering this program.

Securities lending is the temporary lending of the Fund's portfolio securities to broker/dealers and other institutional investors. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund may recall the loans at any time and may do so in order to vote proxies or to sell the loaned securities. Furthermore, borrowers provide the Fund with cash collateral that exceeds the value of the securities on loan. The Fund could lose money if it incurred a loss on the reinvestment of the cash collateral. To minimize this risk, cash collateral for the program is invested in the Dreyfus Government Cash Management Fund, a money market mutual fund. The securities lending agent is Goldman Sachs Agency Lending. Thus far, shareholders have received modest benefits and incurred no losses from the program.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Agriculture's Amazing Progress" are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Mazoyer, Marcel and Roudart, Laurence, A History of World Agriculture, (New York, NY, Monthly Review Press, 2006).

2  Federico, Giovanni, Feeding The World, (Princeton and Oxford, Princeton University Press, 2005).

3  Ibid, pg. 97.

4  Ibid, pgs. 55, 19.

5  Mazoyer, Marcel and Roudart, Laurence, op. cit., pg 11.

6  Hesser, Leon, The Man Who Fed The World, (Dallas, TX, Durban House, 2006).

7  The Green Revolution is defined by Mazoyer and Roudart as, "a variant of the contemporary agricultural revolution but without the large-scale motorization and mechanization, developed widely in the developing countries."

8  ISAAA Brief 39-2008: Executive Summary, "Global Status of Commercialized Biotech/GM Crops: 2008, The First Thirteen Years, 1996 to 2008," available at www.isaaa.org.

9  "GM crops: global, socio-economic and environmental impacts 1996-2007," a research paper written by Graham Brookes and Peter Barfoot of PG Economics Ltd, Dorchester, U.K., May 2009.

5

Wanger Select 2009 Semiannual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger Select ended the semiannual period up 24.22%. This gain was well ahead of the 8.47% return of its primary benchmark, the S&P MidCap 400 Index. Mid-cap stocks outperformed large caps. The S&P 500 Index was up just 3.16%.

In the Fund's 2008 annual report, we mentioned positioning the portfolio in a barbell fashion. We saw many companies trading at low valuations due to a perceived bankruptcy risk, a fear driven by the tight credit markets. These undervalued, completely battered companies in the Fund's portfolio made up one side of the barbell. At the other end we had companies that were solid franchises with little to no credit risk. If the economy kept losing ground, we believed these solid franchises would hold up better than most and the already battered companies wouldn't go down much more unless they went bankrupt (they were a much smaller dollar amount in the portfolio than the solid franchises). However, if the economy stabilized or improved, we would see the lending market re-open and bankruptcy risk lessen, causing the battered companies to explosively rise. The latter scenario describes what happened during the second half of the period.

Looking at some of the Fund's top gainers for the half year, we had several stocks that each added roughly 2% or more return to our portfolio and these stocks were at the undervalued end of our barbell. They included Pacific Rubiales Energy, Tetra Technologies, Expedia and MF Global. On the downside Safeway, Cephalon and Waste Management were among the Fund's biggest detractors to year-to-date performance. These stocks were part of the Fund's more solid franchises with little credit risk. While they held up well last year, they pulled back during the period as money flowed into the riskier stocks. During the second quarter, we sold the Fund's position in Cephalon.

The credit markets continue to gradually re-open, which is positive, but many companies can still only issue credit based on federal programs and guarantees. Hopefully in the coming quarters these programs will be unnecessary for companies to access the credit markets. Though we have rebuilt some of our capital from last year's collapse, we are still cautious; the Fund's cash levels are currently at nearly 7% and could possibly trend higher over the coming months. Furthermore, in order to reduce risk, we've cut top position sizes to between 3% and 6% of the Fund, down from the prior 6% to 9% range. I see the fixed-income market facing challenges too that include an explosion in Treasury debt issuance. I also worry about a possible return of energy price inflation in the next couple of years.

I believe the market should grind higher in the coming months, but our economy is still weak and more excessive volatility probably lies ahead. We will continue to review and fine-tune our approach to try and get the most out of the markets as we struggle through the rough patches.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/09

Pacific Rubiales Energy	5.3%
Safeway	4.6
Tetra Technologies	3.6
Expedia	3.0
Waste Management	2.8
MF Global	2.4

6

Wanger Select 2009 Semiannual Report

Growth of a $10,000 Investment in Wanger Select

February 1, 1999 (inception date) through June 30, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2009, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/09

1. ITT Educational Services Post-secondary Degree Services	5.6%
2. Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	5.3
3. Safeway Supermarkets	4.6
4. Hertz Largest U.S. Rental Car Operator	4.1
5. SkillSoft Web-based Learning Solutions (E-Learning)	3.9
6. Quanta Services Electrical & Telecom Construction Services	3.9
7. Tetra Technologies U.S.-based Service Company with Life of Field Approach	3.6
8. Expedia Online Travel Services Company	3.0
9. Coach Designer & Retailer of Branded Leather Accessories	2.9
10. Career Education Post-secondary Education	2.8

Top 5 Industries

As a percentage of net assets, as of 6/30/09

Consumer Goods & Services	32.7%
Information	19.2
Energy & Minerals	14.8
Industrial Goods & Services	12.8
Finance	10.4

Results as of June 30, 2009

	2nd quarter	Year to date	1 year	5 year	10 year
Wanger Select	27.72%	24.22%	-32.85%	0.18%	5.38%
S&P MidCap 400 Index	18.75	8.47	-28.02	0.36	4.62
S&P 500 Index	15.93	3.16	-26.21	-2.24	-2.22
Lipper Variable Underlying Mid-Cap Growth Funds Index	19.79	16.11	-29.66	-0.29	0.16

NAV as of 6/30/09: $17.23

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.91%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index, the Fund's primary benchmark, is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks. The Lipper Variable Underlying Mid-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Mid-Cap Growth Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

7

Wanger Select 2009 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	Common Stocks – 93.7%
	Consumer Goods & Services – 32.7%
	Educational Services – 12.6%
107,600	ITT Educational Services (a) Post-secondary Degree Services	$10,831,016
984,900	SkillSoft – ADR (a) Web-based Learning Solutions (E-Learning)	7,682,220
221,000	Career Education (a) Post-secondary Education	5,500,690
109,000	Princeton Review (a) College Preparation Courses	589,690
		24,603,616
	Travel – 7.1%
989,400	Hertz (a) Largest U.S. Rental Car Operator	7,905,306
391,000	Expedia (a) Online Travel Services Company	5,908,010
		13,813,316
	Retail – 6.0%
436,000	Safeway Supermarkets	8,881,320
109,000	Abercrombie & Fitch Teen Apparel Retailer	2,767,510
		11,648,830
	Apparel – 2.9%
208,000	Coach Designer & Retailer of Branded Leather Accessories	5,591,040
	Casinos & Gaming – 2.3%
42,326,000	RexLot Holdings (China) (a) Lottery Equipment Supplier in China	3,328,621
9,380,250	NagaCorp (Hong Kong) Casino/Entertainment Complex in Cambodia	1,238,236
		4,566,857
	Food & Beverage – 1.0%
2,279,000	Fu Ji Food & Catering Services (China) Food Catering Service Provider in China	1,915,269

Number of Shares		Value
	Furniture & Textiles – 0.8%
269,000	Steelcase Office Furniture	$1,565,580
	Total Consumer Goods & Services	63,704,508
	Information – 19.2%
	Mobile Communications – 6.2%
202,000	Crown Castle International (a) Communications Towers	4,852,040
137,000	American Tower (a) Communications Towers in USA & Latin America	4,319,610
70,000	SBA Communications (a) Communications Towers	1,717,800
1,164,000	Globalstar (a)(b) Satellite Mobile Voice & Data Carrier	1,222,200
		12,111,650
	Advertising – 2.7%
521,000	VisionChina Media – ADR (China) (a) Advertising on Digital Screens in China's Mass Transit System	3,183,310
387,127	China Mass Media – ADR (China) (a) Media Planning Agency in China	2,005,318
		5,188,628
	Business Software – 2.6%
1,107,000	Novell (a) Directory, Operating System & Identity Management Software	5,014,710
	Computer Services – 2.4%
512,600	WNS – ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	4,551,888
86,500	Hackett Group (a) IT Integration & Best Practice Research	201,545
		4,753,433
	Computer Hardware & Related Equipment – 1.6%
97,500	Amphenol Electronic Connectors	3,084,900
	CATV – 1.6%
147,000	Discovery Communications, Series C (a) CATV Programming	3,017,910

See accompanying notes to financial statements.
8

Wanger Select 2009 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2009

Number of Shares		Value
	Contract Manufacturing – 1.2%
5,255,000	Sanmina-SCI (a) Electronic Manufacturing Services	$2,312,200
	Financial Processors – 0.9%
482,000	CardTronics (a) Operates the World's Largest Network of ATMs	1,836,420
	Total Information	37,319,851
	Energy & Minerals – 14.8%
	Oil & Gas Producers – 5.7%
792,500	Pacific Rubiales Energy (Canada) (a)(c)	6,501,341
327,166	Pacific Rubiales Energy (Canada) (a)	2,697,435
322,159	Pacific Rubiales Energy-Warrants (Canada) (a)(c) Oil Production & Exploration in Colombia	1,020,916
255,000	Gran Tierra Energy (Canada) (a) Oil Exploration & Production in Colombia, Peru & Argentina	887,891
		11,107,583
	Oil Services – 5.6%
873,000	Tetra Technologies (a) U.S.-based Service Company with Life of Field Approach	6,949,080
104,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	3,908,320
		10,857,400
	Alternative Energy – 2.0%
247,100	Canadian Solar (China) (a)(b) Solar Cell & Module Manufacturer	2,994,852
188,900	Real Goods Solar (a) Residential Solar Energy Installer	489,251
326,000	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	374,900
		3,859,003
	Mining – 1.5%
1,283,000	Uranium One (South Africa) (a) Uranium Mines in Kazakhstan, the U.S. & Australia	2,945,114
	Total Energy & Minerals	28,769,100

Number of Shares		Value
	Industrial Goods & Services – 12.8%
	Outsourcing Services – 3.9%
326,000	Quanta Services (a) Electrical & Telecom Construction Services	$7,540,380
	Other Industrial Services – 3.2%
124,000	Expeditors International of Washington International Freight Forwarder	4,134,160
137,000	Mobile Mini (a) Portable Storage Units Leasing	2,009,790
		6,143,950
	Waste Management – 2.8%
195,000	Waste Management U.S. Garbage Collection & Disposal	5,491,200
	Machinery – 1.8%
68,000	Ametek Aerospace/Industrial Instruments	2,351,440
31,500	Donaldson Industrial Air Filtration	1,091,160
		3,442,600
	Industrial Materials & Specialty Chemicals – 1.1%
130,000	Nalco Holding Company Provider of Water Treatment & Process Chemicals & Services	2,189,200
	Total Industrial Goods & Services	24,807,330
	Finance 10.4%
	Brokerage & Money Management – 6.6%
783,300	MF Global (a) Futures Broker	4,644,969
169,000	Eaton Vance Specialty Mutual Funds	4,520,750
202,000	SEI Investments Mutual Fund Administration & Investment Management	3,644,080
		12,809,799

See accompanying notes to financial statements.
9

Wanger Select 2009 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2009

Number of Shares or Principal Amount		Value
	Insurance – 2.0%
1,651,000	Conseco (a) Life, Long-term Care & Medical Supplement Insurance	$3,912,870
	Credit Cards – 0.9%
173,300	Discover Financial Services Credit Card Company	1,779,791
	Finance Companies – 0.9%
781,000	CIT Group Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring	1,679,150
	Total Finance	20,181,610
	Other Industries – 3.8%
	Transportation – 3.8%
169,000	JB Hunt Transport Services Truck & Intermodal Carrier	5,159,570
147,000	American Commercial Lines (a) Operator of Inland Barges/Builder of Barges & Vessels	2,275,560
	Total Other Industries	7,435,130
Total Common Stocks (Cost: $206,205,874) – 93.7%		182,217,529
Securities Lending Collateral – 1.2%
2,396,825	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.150%)	2,396,825
Total Securities Lending Collateral – (Cost: $2,396,825)		2,396,825
Short-Term Obligations – 8.7%
	Repurchase Agreement – 8.2%
$15,978,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Treasury obligation, maturing 4/23/14, market value $16,299,544 (repurchase proceeds $15,978,000)	15,978,000

Number of Shares or Principal Amount		Value
	Commercial Paper – 0.5%
$1,000,000	Toyota Motor Credit 0.26% due 7/06/09	$999,964
Total Short-Term Obligations (Cost: $16,977,964)		16,977,964
Total Investments (Cost: $225,580,663) – 103.6% (e)(f)		201,592,318
Obligation to Return Collateral for Securities Loaned – (1.2)%		(2,396,825)
Cash and Other Assets Less Liabilities – (2.4)%		(4,695,356)
Total Net Assets – 100.0%		$194,500,137

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 is $2,324,254.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $7,522,257, which represents 3.87% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07 - 8/22/07	792,500	$3,375,397	$6,501,341
Pacific Rubiales Energy – Warrants	7/12/07	322,159	551,426	1,020,916
			$3,926,823	$7,522,257

(d)  Investment made with cash collateral received from securities lending activity.

(e)  On June 30, 2009, the market value of foreign securities represents 6.23% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	Percentage of Net Assets
Canadian Dollar	$5,642,550	$5,954,914	2.90
Hong Kong Dollar	6,482,126	6,626,164	3.33
	$12,124,676	$12,581,078	6.23

See accompanying notes to financial statements.
10

Wanger Select 2009 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2009

(f)  At June 30, 2009, for federal income tax purposes cost of investments was $225,580,663 and net unrealized depreciation was $23,988,345 consisting of gross unrealized appreciation of $40,573,917 and gross unrealized depreciation of $64,562,262.

The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Security Type	Other Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Total Consumer Goods & Services	$57,222,382	$6,482,126	$—	$63,704,508
Total Information	37,319,851	—	—	37,319,851
Total Energy & Minerals	21,246,843	7,522,257	—	28,769,100
Total Industrial Goods & Services	24,807,330	—	—	24,807,330
Total Finance	20,181,610	—	—	20,181,610
Total Other Industries	7,435,130	—	—	7,435,130
Total Common Stocks	168,213,146	14,004,383	—	182,217,529
Securities Lending Collateral	2,396,825	—	—	2,396,825
Short-Term Obligations	—	16,977,964	—	16,977,964
Total Investments	170,609,971	30,982,347	—	201,592,318
Total	$170,609,971	$30,982,347	$—	$201,592,318

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2009, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Consumer Goods & Services	32.7
Information	19.2
Energy & Minerals	14.8
Industrial Goods & Services	12.8
Finance	10.4
Other Industries	3.8
93.7
Securities Lending Collateral	1.2
Short-Term Obligations	8.7
Obligation to Return Collateral for Securities Loaned	(1.2)
Cash and Other Assets less Liabilities	(2.4)
100.0

ADR = American Depositary Receipts

See accompanying notes to financial statements.
11

Wanger Select 2009 Semiannual Report

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Investments, at cost	$225,580,663
Investments, at value (including securities on loan of $2,324,254)	$201,592,318
Cash	37
Receivable for:
Investments sold	103,454
Securities lending income	22,673
Dividends	67,257
Other assets	495
Total Assets	201,786,234
Liabilities:
Collateral on securities loaned	2,396,825
Payable for:
Investments purchased	4,131,900
Fund shares repurchased	569,994
Investment advisory fee	128,133
Administration fee	7,922
Transfer agent fee	22
Trustees' fees	405
Custody fee	3,299
Reports to shareholders	20,486
Trustees' deferred compensation plan	14,316
Other liabilities	12,795
Total Liabilities	7,286,097
Net Assets	$194,500,137
Composition of Net Assets:
Paid-in capital	$258,961,955
Accumulated net investment loss	(318,278)
Accumulated net realized loss	(40,155,195)
Net unrealized depreciation on investments	(23,988,345)
Net Assets	$194,500,137
Fund Shares Outstanding	11,286,318
Net asset value, offering price and redemption price per share	$17.23

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends	$441,738
Interest income	6,354
Securities lending income	22,673
Total Investment Income	470,765
Expenses:
Investment advisory fee	654,176
Administration fee	40,800
Transfer agent fee	136
Custody fee	18,015
Trustees' fees	9,138
Chief compliance officer expenses (See Note 4)	4,432
Other expenses (See Note 5)	56,557
Total Expenses	783,254
Net Investment Loss	(312,489)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net Realized Gain (Loss) on:
Investments	(16,112,197)
Foreign currency transactions	38,604
Net realized loss	(16,073,593)
Net change in unrealized appreciation (depreciation) on investments	53,890,806
Net Gain	37,817,213
Net Increase in Net Assets from Operations	$37,504,724

See accompanying notes to financial statements.
12

Wanger Select 2009 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2009	Year Ended December 31, 2008
Operations:
Net investment loss	$(312,489)	$(1,135,073)
Net realized loss on investments and foreign currency transactions	(16,073,593)	(23,401,237)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	53,890,806	(129,460,361)
Net Increase (Decrease) in Net Assets from Operations	37,504,724	(153,996,671)
Distributions to Shareholders:
From net realized gains	—	(8,211,851)
Share Transactions:
Subscriptions	12,873,523	32,833,563
Distributions reinvested	—	8,211,851
Redemptions	(12,466,241)	(38,628,359)
Net Increase from Share Transactions	407,282	2,417,055
Total Increase (Decrease) in Net Assets	37,912,006	(159,791,467)
Net Assets:
Beginning of period	156,588,131	316,379,598
End of period	$194,500,137	$156,588,131
Accumulated net investment loss at end of period	$(318,278)	$(5,789)

See accompanying notes to financial statements.
13

Wanger Select 2009 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$13.87		$28.08		$26.15		$22.66		$22.11		$18.55
Income from Investment Operations:
Net investment loss (a)	(0.03)		(0.10)		(0.04)		(0.05)		(0.04)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	3.39		(13.38)		2.47		4.38		2.12		3.68
Total from Investment Operations	3.36		(13.48)		2.43		4.33		2.08		3.58
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.09)		—		—
From net realized gains	—		(0.73)		(0.50)		(0.75)		(1.53)		(0.02)
Total Distributions to Shareholders	—		(0.73)		(0.50)		(0.84)		(1.53)		(0.02)
Net Asset Value, End of Period	$17.23		$13.87		$28.08		$26.15		$22.66		$22.11
Total Return (b)	24.22	%(c)	(49.06)%		9.39%		19.70%		10.49	%(d)	19.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.96	%(e)	0.91	%(f)	0.90	%(f)	0.94	%(f)	0.96	%(f)	1.10	%(f)
Net investment loss	(0.38	)%(e)	(0.45	)%(f)	(0.15	)%(f)	(0.20	)%(f)	(0.20	)%(f)	(0.49	)%(f)
Waiver/Reimbursement	—		—		—		—		0.02%		—
Portfolio turnover rate	19	%(c)	36%		15%		21%		26%		36%
Net assets, end of period (000s)	$194,500		$156,588		$316,380		$175,346		$102,674		$82,465

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
14

Wanger Select 2009 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

The Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position 157-4, Determining Fair Value When the Value and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP FAS 157-4"), which amends SFAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure requirements for reporting entities with respect to categories of assets and liabilities carried at fair value. Management does not expect the adoption of FSP FAS 157-4 to have a material impact on the Fund's financial statement disclosure.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, Columbia Wanger Asset Management, L.P. ("CWAM"), does not retain any fees earned by the lending program nor does it charge the Fund for administering the program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

After suspending securities lending in the third quarter of 2008, the Fund resumed lending securities in the second quarter of 2009. The net lending income earned in 2009 by the Fund is included in the Statement of Operations.

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Wanger Select 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$1,686,639
Long-Term Capital Gains	6,525,212

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$6,605,628

FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

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Wanger Select 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

For the six months ended June 30, 2009, the Fund's annualized effective investment advisory fee rate was 0.80% of average daily net assets.

Through April 30, 2010, CWAM will reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the six months ended June 30, 2009.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2009, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the six months ended June 30, 2009, the Fund did not engage in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2009.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Shares sold	857,238	1,464,413
Shares issued in reinvestment of dividend distributions	—	349,441
Less shares redeemed	(864,201)	(1,788,324)
Net increase (decrease) in shares outstanding	(6,963)	25,530

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2009 were $29,846,799 and $33,169,033, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

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Wanger Select 2009 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2009

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Wanger Select 2009 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the third year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)   Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)   Profit margins of CWAM and its affiliates from supplying such services;

(5)   Possible economies of scale as the Funds grow larger; and

(6)   The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2008 Evaluation

This is the fourth annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2008 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Contract Committee evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2008 Study. The Committee recommended, and the Board accepted and implemented several of the recommendations in this area contained in the 2008 Study.

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Wanger Select 2009 Semiannual Report

My evaluation of the advisory contracts was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. Wanger Select and Wanger USA have suffered significant declines in ranking relative to their peers for the past five years. In contrast, the international Funds have improved their relative performance and enjoy solid rankings.

2.  Management Fees relative to Peers. Management fees vary by WAT fund but, in general, the WAT funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the WAT funds. There are clear advantages to retaining the adviser and its affiliates to perform these services.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT funds. In addition, CWAM is now considering a new institutional account for a WAT shareholder that may enjoy a management fee significantly lower than the parallel mutual fund, and could adversely impact existing WAT shareholders.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, even in a difficult year such as 2008, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will continue if asset levels return to those of past years. The Board has recently imposed additional breakpoints for some of the WAT funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

Recommendations

I believe the Trustees should:

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Wanger Select 2009 Semiannual Report

1.  Monitor closely the performance of Wanger Select and Wanger USA to ensure that appropriate steps are being taken by CWAM to improve their relative performance.

2.  Consider imposing limitations on the use of soft dollars. While CWAM's use of soft dollars is consistent with the applicable regulatory requirements, the Board should have a clear understanding with CWAM regarding the cost to shareholders of the research purchased with Fund commission dollars.

3.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select. These Funds pay fees that are, in the views of both Morningstar and Lipper, significantly higher than their peers.

4.  Seek assurances that CWAM and its affiliates will continue to provide adequate support to the WAT funds despite the recent downturn in market values and the difficulties faced by CWAM's ultimate parent organization, Bank of America. Similar assurances should be sought from any prospective purchaser of CWAM or its parent organization.

Robert P. Scales
May 26, 2009

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Wanger Select 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. In addition, the Contract Committee met with the Investment Performance Committee, also comprised exclusively of Independent Trustees, to review performance related issues. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic and market outlook generally and for the mutual fund industry in particular, including the market-related events in 2008. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May 2009 and reported its recommendations to the full board of trustees. On June 10, 2009, the board of trustees unanimously approved continuation through July 31, 2010 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement").

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services. for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the Investment Performance Committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed that each of Wanger USA and Wanger Select had a particularly difficult performance year during 2008, which the trustees acknowledged. In that regard, Wanger USA and Wanger Select both underperformed their respective benchmarks and peer group averages for the five-year period. In evaluating the underperformance of these two Funds, the trustees considered that CWAM was taking steps to remediate the underperformance, which the trustees would monitor. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks and the majority of their peer groups established by Lipper and Morningstar over the five-year period. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the international Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

22

Wanger Select 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly-owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition as a result of market-related declines in assets in 2008 and 2009, and the possible impending sale of Bank of America's controlling interest in CWAM.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliate's were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees also considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement was in the best interest of each Fund. On June 10, 2009, the trustees approved continuation of the Advisory Agreement and the Administration Agreement , as so amended, through July 31, 2010.

23

Wanger Select 2009 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason*
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

*Deceased, June 27, 2009.

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Fund

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

24

Columbia Wanger Funds

OL2568S

SHC-44/19906-0609 09/87164

Wanger USA

2009 Semiannual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Wanger USA 2009 Semiannual Report

Robert E. Nason Remembered

Robert E. Nason

On June 27, 2009, Wanger Advisors Trust Board of Trustees chairman Robert E. Nason passed away. Bob was a man of great personal integrity who maintained the independence of the Board and worked to promote the interests of shareholders. He served as chairman of the Wanger Advisors Trust Board from September 2006 until his death.

Bob brought impressive credentials to the Board. He served as CEO of the accounting firm Grant Thornton where he worked for 40 years.

Bob's tenure as chairman occurred during a period of change in the investment environment. Throughout, he served our shareholders well. As regulators pushed mutual fund boards toward more independence from fund advisors, Bob successfully maintained the Wanger Advisors Trust Board's history of independence. The Trust's advisor, Columbia Wanger Asset Management (CWAM), was also faced with ownership changes and the retirement of founder Ralph Wanger. Following these events, Bob and the Board saw to it that CWAM stayed the course, maintaining its time-tested investment process, developing and keeping talented investment professionals, and sustaining its autonomous and creative environment. Under Bob's leadership, the Board implemented fee breakpoints, allowing shareholders to benefit from growth and economies of scale. After intensive analysis, Bob and the Board also successfully initiated securities lending.

Bob is survived by his wife Carol, son Steven (Abbie Baynes), daughter Jill and grandchildren Sara and Ben. We are fortunate to have known Bob and we will miss him. He was a man of great vision and we will strive to build on the momentum that he created and to maintain the legacies of the Wanger Advisors Trust.

Allan Muchin
Vice Chairman of the Board of Trustees
Wanger Advisors Trust

Charles McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

  Wanger USA

  2009 Semiannual Report

2	Understanding Your Expenses

3	Agriculture's Amazing Progress

6	Performance Review

8	Statement of Investments

17	Statement of Assets and Liabilities

17	Statement of Operations

18	Statement of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

24	Management Fee Evaluation of the Senior Officer

28	Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small-and mid-cap equity managers in the United States with nearly 40 years of small- and mid-cap investment experience. As of June 30, 2009, CWAM manages $21.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors.The Columbia Wanger Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the"Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Agriculture's Amazing Progress" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2009 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2009 – June 30, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,092.68	1,019.84	5.19	5.01	1.00

*For the six months ended June 30, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger USA 2009 Semiannual Report

Agriculture's Amazing Progress

Following a conversation with two of our analysts regarding the prospects for several fertilizer companies, I decided to learn more about the history and current state of agriculture. According to Marcel Mazoyer and Laurence Roudart's, A History of World Agriculture,1 farming began about 10,000 years ago. One would think that mankind is far down the learning curve in agriculture, and that productivity gains are ending. Surprisingly, quite the opposite is true. Most of the improvements in agriculture have occurred in the last 80 years.

Mazoyer and Roudart's history explains six dominant agricultural processes. The first two of these were employed during the first 8,000 years of agricultural history, obviously a time of very slow progress. Agriculture began with slash and burn techniques, whereby forest segments were successively burned and farmed for a few years until nutrients were depleted. Then, beginning in about 2500 B.C., farmers began using animal drawn scratch-plows and annually rotating land from planted to fallow in an attempt to maintain soil fertility. Other than in exceptionally fertile areas such as the lands replenished by the Nile River, these techniques barely enabled one farmer to feed one family.

Medieval farmers utilized better tools and techniques. They kept more animals and, with the help of wheeled carts and plows, used more animal-based fertilizers. Beginning in the sixteenth century, farmers began planting legumes to enhance nitrogen in the soil, further improving fertility by organic means and eliminating the need for fallowing. Productivity per farmer doubled with each of these developments, enabling the best farmers by the eighteenth century to feed an average of 20 people.

Farms became more mechanized after 1800, using metal plows, sowers, reapers and threshing machines. Transportation also improved allowing better fertilizers, that contained minerals like phosphate and potassium, to reach farmers. These minerals along with nitrogen helped to sustain crop yields. While mechanization doubled the acreage a farmer could cultivate, United States Department of Agriculture (USDA) data indicates that yields per acre of corn and wheat in the United States were flat from 1866, the date of data inception, well into the 1930s.

In the first half of the twentieth century, North American farmers started using motorized equipment, synthetic fertilizers and hybrid seeds. According to Giovanni Federico's, Feeding the World,2 by 1950 farms in the United States and Canada had one tractor for every two farmers. Utilization of fertilizer grew six fold from 1900 to 1950. Hybrid wheat was grown on 87% of the planted acres in the United States in 1921, up from 14% in 1914. Hybrid corn crops jumped from 2% to 90% of acres planted from 1936 to 1945.3

After World War II these innovations spread. Worldwide chemical fertilizer usage grew nearly tenfold from 1950 to 2000. In most continents, over half of wheat, rice and corn acres were sown with high yield varieties by the year 2000. From 1950 to 2000, world agriculture production tripled, far outpacing population growth.4 USDA data indicates that from 1998 to 2008, wheat yields per acre averaged 41 bushels, triple the rate of 100 years ago, and corn yields quintupled to an average of 144 bushels. The best equipped farmers can now produce over four million pounds of grain and feed thousands!5

Launching a "Green Revolution" in Developing Countries

Rich countries had the means to adopt modern agricultural processes while poor regions struggled to advance. Leon Hesser's book, The Man Who Fed the World,6 describes how Dr. Norman Borlaug helped create the Green Revolution7 in many developing countries by improving plant varieties and increasing crop yields. For his efforts, Borlaug won a Nobel Peace Prize, the only one awarded in the twentieth century for work in agriculture.

Mexico redistributed land to poor peasants after its political revolution ended in 1918. However, its peasants remained poor and hungry for decades. In 1940, U.S. vice president elect, Henry Wallace, who had founded Hi-Bred Corn Company (now Pioneer Hi-Bred, a DuPont subsidiary), toured Mexico and was appalled by conditions there. He convinced the Rockefeller Foundation to sponsor efforts to adapt hybrid wheat and corn for Mexico and in 1943, the Mexican Government-Rockefeller Foundation Cooperative Agricultural Program was established.

The program hired Borlaug as its plant pathologist. Borlaug learned that a plant disease called wheat stem rust had halved Mexico's wheat production from 1939 to 1942. He set out to create high yielding hybrid wheat that was resistant to the disease. His program introduced three innovations. First, he planted successive hybrid crops in two locations each year, which both doubled the pace of progress and resulted in crops tolerant to varying conditions. Next, Borlaug crossed thousands of varieties of wheat, working to find the most resistant hybrids. He eventually developed 40 rust resistant varieties.

Third, Borlaug changed the architecture of wheat. He knew that many wheat varieties responded well to fertilizer but when yields exceeded roughly two tons per acre, plants became top-heavy and collapsed. Borlaug crossed over 20,000 varieties of wheat from around the world in his efforts to create high yielding wheat with shorter, stronger stems. He finally succeeded in 1953 by crossing rust-resistant Mexican seeds with Japanese dwarf wheat. Under ideal

Wanger USA 2009 Semiannual Report

conditions, four tons of wheat per acre could be achieved. Mexico became self sufficient in wheat in 1956.

Having achieved success in Mexico, the Rockefeller Foundation pursued progress elsewhere, in partnership with the Ford Foundation, the United Nations and local governments. Pakistan and India were major beneficiaries. By 1970, 55% of Pakistan's wheat acreage and 35% of India's wheat acreage were sown with Mexican varieties. The Rockefeller and Ford Foundations also created the International Rice Research Institute, which began in 1960. By 1966 it developed a sturdy short-stemmed rice plant that, when fertilized sufficiently, yielded two- to three-times the rice it replaced. This rice was quickly adopted in India.

Borlaug was personally involved with the implementation of these programs. He understood that in addition to better seeds, farmers need fertilizer, credit and fair prices for their crops. Governments largely complied. As a result of the Green Revolution, many developing countries were substantial contributors to world agricultural growth.

Recent Conditions and Future Prospects

After reading so much about the amazing progress that has been made in agriculture, it was somewhat surprising to find an article in the June 2009 National Geographic titled, "The End of Plenty, The Global Food Crisis." It noted that global grain consumption exceeded production for seven of the last nine years and grain stockpiles plunged to a 20-year low of 61-days supply in 2007 prior to recovering to a meager 70-days supply in 2008. The price of wheat and corn tripled from 2005 to 2008, and the price of rice quintupled.

Demand recently grew more quickly than supply for several reasons. First, people in developing countries are becoming more prosperous and are eating more meat, causing grain consumption by livestock to rise rapidly. Second, use of ethanol as a gasoline additive or substitute has jumped. Some 30% of the 2008 U.S. corn crop was converted to ethanol instead of being available as food. Third, while world grain production hit records in 2008, growth in grain production has slowed somewhat since the year 2000 compared to prior decades.

Still, agriculture continues to find ways to meet the rising demand. Advancements in hybrid crops continue, and biotechnology is now creating crops with whole new characteristics. While conventional plant breeding is limited to crossing closely related species, biotech methods utilize genes from distant species. To date, two types of biotech crops have been commercialized, those resistant to herbicides and those resistant to insects.

Biotech crops were first made available in 1996 and by 2008 were planted in over 300 million acres, some 8% of global cropland in 25 countries, including 15 developing countries. That year, 85% of the corn crop in the United States came from biotech seeds. Farmers seem satisfied with biotech crops; nearly 100% keep planting biotech once they begin.8 Use of biotech versions of soybean, cotton, corn, canola and other crops increased farm income an estimated $10 billion in 2007 and biotech corn and soybean yields appear to be roughly 10% higher than conventional crops.9 The National Geographic story quotes a scientist with agricultural company Monsanto who predicts that biotechnology will double corn, soybean and cotton yields by 2030.

National Geographic also pointed out the downside of the Green Revolution. Yields in India have flattened since the mid-90s, and hybrid plant needs for water, fertilizer and pesticides have resulted in aquifer depletion, salinized soils and contamination of drinking water. However, new versions of biotech plants are in development, including versions likely to provide still higher yields, drought tolerance and salinized soil tolerance.

Not everyone agrees with the use of biotech crops. Critics have expressed doubts about productivity gains and have concerns about the possibility of a "Frankenfood" becoming toxic or creating an ecological disaster should some new plant become invasive. But numerous safeguards are in place, including rigorous approval processes. Countries that had prohibited biotech crops are now slowly introducing them. Increased adoption of biotech plants has had positive ecological effects, as higher yields reduce needs for additional crop acres and related deforestation, insect resistance reduces needs for pesticides, and herbicide resistance reduces fuel consumption and soil erosion by requiring less tillage.

Mankind's progress in agriculture has been truly amazing. We cannot revert back to previous agricultural processes, which are insufficient to feed a worldwide population of 6.7 billion. Instead, substantial investments in agriculture, and judicious use of new technologies, are needed to maintain impressive production gains in the future.

Columbia Wanger Funds News

Resumption of Securities Lending

The Columbia Wanger Funds restarted securities lending during the second quarter. The domestic Funds briefly participated in securities lending in the third quarter of last year but suspended lending activities due to the turmoil in the financial markets at that time. As market conditions have stabilized somewhat, the Wanger Advisors Trust Board and CWAM made the decision to begin securities lending again in June.

Securities lending has come under media scrutiny recently so we want to clearly

Wanger USA 2009 Semiannual Report

state how CWAM administers the lending program. Fund shareholders receive all of the income generated by our lending program, net of modest fees charged by the lending agent to operate the program. The securities lending income benefits Fund shareholders by offsetting a portion of the Fund's operating expenses, which increases the Fund's total returns. The advisor charges no additional fees for administering this program.

Securities lending is the temporary lending of the Fund's portfolio securities to broker/dealers and other institutional investors. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund may recall the loans at any time and may do so in order to vote proxies or to sell the loaned securities. Furthermore, borrowers provide the Fund with cash collateral that exceeds the value of the securities on loan. The Fund could lose money if it incurred a loss on the reinvestment of the cash collateral. To minimize this risk, cash collateral for the program is invested in the Dreyfus Government Cash Management Fund, a money market mutual fund. The securities lending agent is Goldman Sachs Agency Lending. Thus far, shareholders have received modest benefits and incurred no losses from the program.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Agriculture's Amazing Progress" are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Mazoyer, Marcel and Roudart, Laurence, A History of World Agriculture, (New York, NY, Monthly Review Press, 2006).

2  Federico, Giovanni, Feeding The World, (Princeton and Oxford, Princeton University Press, 2005).

3  Ibid, pg. 97.

4  Ibid, pgs. 55, 19.

5  Mazoyer, Marcel and Roudart, Laurence, op. cit., pg 11.

6  Hesser, Leon, The Man Who Fed The World, (Dallas, TX, Durban House, 2006).

7  The Green Revolution is defined by Mazoyer and Roudart as, "a variant of the contemporary agricultural revolution but without the large-scale motorization and mechanization, developed widely in the developing countries."

8  ISAAA Brief 39-2008: Executive Summary, "Global Status of Commercialized Biotech/GM Crops: 2008, The First Thirteen Years, 1996 to 2008," available at www.isaaa.org.

9  "GM crops: global, socio-economic and environmental impacts 1996-2007," a research paper written by Graham Brookes and Peter Barfoot of PG Economics Ltd, Dorchester, U.K., May 2009.

Wanger USA 2009 Semiannual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger USA ended the semiannual period up 9.27%, well ahead of its primary benchmark, the Russell 2000 Index, which gained 2.64%.

Winners for the half year came from a variety of sectors. Auto lender AmeriCredit returned from the near-dead as the market reacted favorably to its positive earnings announcement and to news that the company was able to renegotiate its bank credit lines. The stock was up 77% year to date. Atwood Oceanics, an offshore drilling contractor, was helped by the rebound in oil prices, which fueled a 67% return for the half year. FMC Technologies, an oil and gas wellhead manufacturer, also benefited from the oil price bounce, gaining 57% for the half year. Cost controls helped Micros Systems, a provider of information systems for restaurants and hotels. Micros's earnings were down just a penny from the prior year and this ability to nearly maintain earnings, while operating in an extremely strained sector, got a positive nod from the market. Its stock gained 55% for the half year. Crown Castle International, an owner of cellular communications towers, gained 37% in the half year on news the company successfully completed a debt refinancing. True Religion Apparel, a maker of premium jeans, announced 19% year-to-year sales growth in its growing franchise. The stock was up 79% for the half.

Fund bank holdings came up short during the period. Community banks MB Financial, Valley National Bancorp, Berkshire Hills Bancorp, Lakeland Financial and Associated Banc-Corp all made the Fund's loser list as high default rates took down the whole group. Losses in these stocks ranged from 19% to 63%.

Fund health care stocks were also weak in the period. Pharmaceutical company Cephalon fell on fears that pending legislation and regulatory actions could have a negative impact on pharmaceutical companies. Immucor, a maker of blood typing and screening products, saw its stock collapse when news broke that it was under investigation for potential anti-trust violations. BioMarin, a biotech company focused on orphan diseases, declined after providing financial guidance that fell well below street expectations.

The second half of the period brought springtime to the United States and to the stock and bond markets. Debt markets loosened up quite a bit during the second quarter, with some corporate bond spreads dropping back below levels of one year ago. Credit markets led the stock market down last year; they may be leading us the other way in 2009.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/09

Crown Castle International	2.5%
FMC Technologies	2.3
Micros Systems	1.8
Atwood Oceanics	1.8
AmeriCredit	1.5
Valley National Bancorp	1.1
True Religion Apparel	1.0
Lakeland Financial	0.8
Cephalon	0.6
Berkshire Hills Bancorp	0.5
MB Financial	0.5
BioMarin	0.4
Immucor	0.3
Associated Banc-Corp	0.2

Wanger USA 2009 Semiannual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through June 30, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2009, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/09

1. Crown Castle International Communications Towers	2.5%
2. Ametek Aerospace/Industrial Instruments	2.4
3. FMC Technologies Oil & Gas Wellhead Manufacturer	2.3
4. tw telecom Fiber Optic Telephone/Data Services	2.1
5. ESCO Technologies Automatic Electric Meter Readers	2.0
6. Global Payments Credit Card Processor	1.9
7. Micros Systems Information Systems for Restaurants & Hotels	1.8
8. ITT Educational Services Post-secondary Degree Services	1.8
9. Atwood Oceanics Offshore Drilling Contractor	1.8
10. Informatica Enterprise Data Integration Software	1.6

Top 5 Industries

As a percentage of net assets, as of 6/30/09

Information	31.1%
Finance	16.0
Consumer Goods & Services	15.3
Industrial Goods & Services	14.4
Health Care	9.5

Results as of June 30, 2009

	2nd quarter	Year to date	1 year	5 year	10 year
Wanger USA	19.97%	9.27%	-28.24%	-1.49%	3.15%
Russell 2000 Index	20.69	2.64	-25.01	-1.71	2.38
Lipper Variable Underlying Small-Cap Growth Funds Index	21.86	12.07	-25.82	-1.19	1.41

NAV as of 6/30/09: $21.09

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.96%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index, the Fund's primary benchmark, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 7% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Underlying Small-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Small-Cap Growth Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value
	Common Stocks – 99.8%
	Information – 31.1%
	Business Software – 8.2%
740,000	Micros Systems (a) Information Systems for Restaurants & Hotels	$18,736,800
939,000	Informatica (a) Enterprise Data Integration Software	16,141,410
2,280,000	Novell (a) Directory, Operating System & Identity Management Software	10,328,400
312,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	9,696,960
305,000	ANSYS (a) Simulation Software for Engineers & Designers	9,503,800
575,000	Blackbaud Software & Services for Non-profits	8,941,250
100,000	Quality Systems (b) IT Systems for Medical Groups & Ambulatory Care Centers	5,696,000
150,000	NetSuite (a)(b) End to End IT Systems Solution Delivered Over the Web	1,771,500
90,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	1,206,900
180,000	Art Technology Group (a) Software & Tools to Optimize Websites for E-Commerce	684,000
		82,707,020
	Semiconductors & Related Equipment – 3.9%
743,000	Microsemi (a) Analog/Mixed-signal Semiconductors	10,253,400
1,179,750	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	8,093,085
1,180,000	Integrated Device Technology (a) Communications Semiconductors	7,127,200
189,300	Supertex (a) Analog/Mixed-signal Semiconductors	4,753,323
210,000	Monolithic Power Systems (a) High Performance Analog & Mixed Signal Integrated Circuits (ICs)	4,706,100
345,000	Pericom Semiconductor (a) Interface Integrated Circuits (ICs) & Frequency Control Products	2,904,900
750,000	Entegris (a) Semiconductor Materials Management Products	2,040,000
		39,878,008

Number of Shares		Value
	Instrumentation – 3.2%
185,000	Mettler Toledo (a) Laboratory Equipment	$14,272,750
765,000	IPG Photonics (a) Fiber Lasers	8,392,050
281,300	FLIR Systems (a) Infrared Cameras	6,346,128
168,000	Trimble Navigation (a) GPS-based Instruments	3,297,840
		32,308,768
	Telephone and Data Services – 2.8%
2,081,000	tw telecom (a) Fiber Optic Telephone/Data Services	21,371,870
590,000	Cogent Communications (a) Internet Data Pipelines	4,808,500
800,000	PAETEC Holding (a) Telephone/Data Services for Business	2,160,000
		28,340,370
	Mobile Communications – 2.5%
1,040,000	Crown Castle International (a) Communications Towers	24,980,800
88,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	92,400
		25,073,200
	Computer Hardware & Related Equipment – 2.2%
375,600	Amphenol Electronic Connectors	11,883,984
230,000	II-VI (a) Laser Optics & Specialty Materials	5,099,100
85,000	Zebra Technologies (a) Bar Code Printers	2,011,100
135,000	Netgear (a) Networking Products for Small Business & Home	1,945,350
80,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	1,845,600
		22,785,134

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value
	Telecommunications Equipment – 1.9%
475,000	Polycom (a) Video Conferencing Equipment	$9,628,250
335,000	CommScope (a) Wireless Infrastructure Equipment & Telecom Cable	8,797,100
77,400	Blue Coat Systems (a) WAN Acceleration & Network Security	1,280,196
		19,705,546
	Financial Processors – 1.9%
511,000	Global Payments Credit Card Processor	19,142,060
	Internet Related – 1.6%
947,000	Switch & Data Facilities (a) Network Neutral Data Centers	11,108,310
40,000	Equinix (a) Network Neutral Data Centers	2,909,600
875,000	TheStreet.com Advertising on Financial Information Websites	1,828,750
		15,846,660
	Gaming Equipment & Services – 1.2%
400,000	Bally Technologies (a) Slot Machines & Software	11,968,000
	Computer Services – 0.6%
155,000	SRA International (a) Government IT Services	2,721,800
753,000	RCM Technologies (a)(c) Technology & Engineering Services	1,671,660
705,500	Hackett Group (a) IT Integration & Best Practice Research	1,643,815
		6,037,275
	Business Information & Marketing Services – 0.6%
443,200	Navigant Consulting (a) Financial Consulting Firm	5,726,144
	Contract Manufacturing – 0.3%
115,000	Plexus (a) Electronic Manufacturing Services	2,352,900
1,500,000	Sanmina-SCI (a) Electronic Manufacturing Services	660,000
		3,012,900

Number of Shares		Value
	CATV – 0.1%
305,800	Mediacom Communications (a) CATV Franchises	$1,562,638
	Radio – 0.1%
561,900	Salem Communications (a) Radio Stations for Religious Programming	539,424
515,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	92,700
		632,124
	TV Broadcasting – —%
880,000	Entravision Communications (a) Spanish Language TV & Radio Stations	422,400
	Total Information	315,148,247
	Finance – 16.0%
	Finance Companies – 4.8%
1,142,400	AmeriCredit (a)(b) Auto Lending	15,479,520
365,000	GATX Rail Car Lessor	9,387,800
359,000	McGrath Rentcorp Temporary Space & IT Rentals	6,842,540
200,000	Aaron's Rent to Own	5,964,000
625,000	H&E Equipment Services (a) Heavy Equipment Leasing	5,843,750
144,800	World Acceptance (a) Personal Loans	2,882,968
700,000	CIT Group Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring	1,505,000
230,000	CAI International (a) International Container Leasing	1,173,000
		49,078,578
	Banks – 4.8%
935,083	Valley National Bancorp New Jersey/New York Bank	10,940,471
689,700	TCF Financial Great Lakes Bank	9,221,289
413,979	Lakeland Financial Indiana Bank	7,865,601

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value
	Banks – 4.8% (cont)
437,000	Pacific Continental Pacific N.W. Bank	$5,300,810
455,100	MB Financial Chicago Bank	4,637,469
103,000	SVB Financial Group (a) Bank to Venture Capitalists	2,803,660
155,600	Associated Banc-Corp Midwest Bank	1,945,000
140,000	Wilmington Trust Delaware Trust Bank	1,912,400
47,000	BOK Financial Tulsa-based Southwest Bank	1,770,490
851,451	Guaranty Bancorp (a) Colorado Bank	1,626,272
100,925	Green Bankshares Tennessee Bank	452,144
		48,475,606
	Brokerage & Money Management – 2.6%
642,000	SEI Investments Mutual Fund Administration & Investment Management	11,581,680
280,000	Eaton Vance Specialty Mutual Funds	7,490,000
750,000	MF Global (a) Futures Broker	4,447,500
155,000	Investment Technology Group (a) Electronic Trading	3,160,450
		26,679,630
	Insurance – 2.1%
276,000	Leucadia National (a) Insurance Holding Company	5,820,840
18,000	Markel (a) Specialty Insurance	5,070,600
120,000	Tower Group Commercial & Personal Lines Insurance	2,973,600
64,000	Navigators Group (a) Specialty Insurance	2,843,520

Number of Shares		Value
75,000	Endurance Specialty Holdings Commercial Lines Insurance/Reinsurance	$2,197,500
110,000	Delphi Financial Group Workers Compensation & Group Employee Benefit Products & Services	2,137,300
		21,043,360
	Savings & Loans – 1.7%
600,000	ViewPoint Financial Texas Thrift	9,138,000
238,079	Berkshire Hills Bancorp Northeast Thrift	4,947,281
112,650	People's United Connecticut Savings & Loan	1,694,256
60,272	Provident New York Bancorp New York State Thrift	489,409
42,455	K-Fed Bancorp Los Angeles Savings & Loan	389,737
		16,658,683
	Total Finance	161,935,857
	Consumer Goods & Services – 15.3%
	Retail – 4.8%
380,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	7,930,600
606,000	Chico's FAS (a) Women's Specialty Retailer	5,896,380
216,000	Abercrombie & Fitch Teen Apparel Retailer	5,484,240
188,000	J Crew Group (a) Multi-channel Branded Retailer	5,079,760
419,796	Hot Topic (a) Music Inspired Retailer of Apparel, Accessories & Gifts	3,068,709
112,000	Children's Place Retail Stores (a) Specialty Children's Retailer	2,960,160
223,920	Charlotte Russe (a) Value Fashion Retailer	2,884,089
200,000	Lululemon Athletica (a) Premium Active Apparel Retailer	2,606,000
479,000	Talbots Women's Specialty Retailer	2,586,600

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value
	Retail – 4.8% (cont)
570,900	Charming Shoppes (a) Women's Specialty Plus Size Apparel Retailer	$2,123,748
429,000	Saks (a) Luxury Department Store Retailer	1,900,470
248,000	Bebe Stores Women's Contemporary Specialty Apparel Retailer	1,706,240
93,000	Hibbett Sports (a) Sporting Goods Retailer	1,674,000
313,200	American Apparel (a) Vertically Integrated Apparel Retailer	1,140,048
311,900	New York & Co. (a) Women's Specialty Retailer	963,771
150,000	Gaiam (a) Healthy Living Catalogs & E-Commerce	820,500
		48,825,315
	Apparel – 2.2%
459,000	Coach Designer & Retailer of Branded Leather Accessories	12,337,920
433,745	True Religion Apparel (a) Premium Denim	9,672,514
		22,010,434
	Educational Services – 2.1%
186,000	ITT Educational Services (a) Post-secondary Degree Services	18,722,760
310,000	SkillSoft - ADR (a) Web-based Learning Solutions (E-Learning)	2,418,000
		21,140,760
	Travel – 1.8%
529,131	Gaylord Entertainment (a) Convention Hotels	6,725,255
750,000	Hertz (a) Largest U.S. Rental Car Operator	5,992,500
907,900	Avis Budget Group (a) Second Largest Car Rental Company	5,129,635
		17,847,390
	Furniture & Textiles – 1.1%
865,000	Knoll Office Furniture	6,556,700

Number of Shares		Value
310,000	Herman Miller Office Furniture	$4,755,400
		11,312,100
	Other Durable Goods – 0.9%
338,400	Cavco Industries (a)(c) High End Manufactured Homes	8,571,672
1,478,300	Champion Enterprises (a) Manufactured Homes	473,056
		9,044,728
	Consumer Goods Distribution – 0.7%
433,500	Pool Distributor of Swimming Pool Supplies & Equipment	7,178,760
	Nondurables – 0.6%
312,000	Jarden (a) Branded Household Products	5,850,000
12,000	Chattem (a) Personal Care Products	817,200
		6,667,200
	Casinos & Gaming – 0.5%
555,000	Pinnacle Entertainment (a) Regional Casino Operator	5,155,950
	Leisure Products – 0.4%
140,000	Thor Industries RV & Bus Manufacturer	2,571,800
150,000	Winnebago Premier Motor Home Maker	1,114,500
		3,686,300
	Other Consumer Services – 0.2%
110,000	Lifetime Fitness (a) Sport & Fitness Club Operator	2,201,100
	Total Consumer Goods & Services	155,070,037
	Industrial Goods & Services – 14.4%
	Machinery – 10.7%
715,000	Ametek Aerospace/Industrial Instruments	24,724,700
452,300	ESCO Technologies (a) Automatic Electric Meter Readers	20,263,040

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value
	Machinery – 10.7% (cont)
442,000	Donaldson Industrial Air Filtration	$15,310,880
365,100	Nordson Dispensing Systems for Adhesives & Coatings	14,114,766
400,000	Pentair Pumps & Water Treatment	10,248,000
256,000	Clarcor Mobile & Industrial Filters	7,472,640
262,200	Mine Safety Appliances Safety Equipment	6,319,020
195,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	5,032,950
200,000	Oshkosh Specialty Truck Manufacturer	2,908,000
50,000	Kaydon Specialized Friction & Motion Control Products	1,628,000
		108,021,996
	Outsourcing Services – 1.4%
400,000	Quanta Services (a) Electrical & Telecom Construction Services	9,252,000
215,000	Administaff Professional Employer Organization	5,003,050
		14,255,050
	Industrial Materials & Specialty Chemicals – 1.3%
255,000	Drew Industries (a) RV & Manufactured Home Components	3,103,350
164,000	Nalco Holding Company Provider of Water Treatment & Process Chemicals & Services	2,761,760
50,000	Greif Industrial Packaging	2,211,000
65,000	Koppers Holdings Integrated Provider of Carbon Compounds	1,714,050
150,000	Albany International Paper Machine Clothing & Advanced Textiles	1,707,000
60,000	Albemarle Refinery Catalysts & Other Specialty Chemicals	1,534,200
		13,031,360

Number of Shares		Value
	Electrical Components – 0.4%
145,000	Acuity Brands Commercial Lighting Fixtures	$4,067,250
	Construction – 0.2%
240,000	M/I Homes (a) Columbus-based Home Builder	2,349,600
	Steel – 0.2%
200,000	GrafTech International (a) Industrial Graphite Materials Producer	2,262,000
	Industrial Distribution – 0.2%
150,000	Interline Brands (a) Industrial Distribution	2,052,000
	Total Industrial Goods & Services	146,039,256
	Health Care – 9.5%
	Biotechnology & Drug Delivery – 3.6%
180,000	Myriad Genetics (a) Genetic Diagnostics	6,417,000
475,284	Seattle Genetics (a) Antibody-based Therapies for Cancer	4,619,760
270,000	BioMarin (a) Biotech Focused on Orphan Diseases	4,214,700
125,000	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	3,922,500
280,000	Savient Pharmaceuticals (a) Biotech Company Focused on Niche Disease Areas	3,880,800
43,000	United Therapeutics (a) Biotech Focused on Rare Diseases	3,583,190
420,000	Medarex (a) Humanized Antibodies	3,507,000
500,200	Nektar Therapeutics (a) Drug Delivery Technologies	3,241,296
155,900	InterMune (a) Drugs for Pulmonary Fibrosis & Hepatitis C	2,369,680
145,600	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	678,496
500,000	IsoRay (a)	125,000
100,000	IsoRay - Warrants (a)(d) Radiology Cancer Company	5,000
18,100	Poniard (a) Cancer Biotech	108,057
738,060	Medicure - Warrants (a)(d) Cardiovascular Biotech Company	6,643

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value
	Biotechnology & Drug Delivery – 3.6% (cont)
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	$2,000
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d) High Throughput Rational Drug Design	1,031
		36,682,153
	Medical Supplies – 2.0%
350,000	Luminex (a) Life Science Tools & Molecular Diagnostics	6,489,000
70,700	Techne Cytokines, Antibodies & Other Reagents for Life Science	4,511,367
450,000	Cepheid (a) Molecular Diagnostics	4,239,000
180,000	Immucor (a) Automated Blood Typing Reagents	2,476,800
53,000	Idexx Laboratories (a) Diagnostic Equipment & Services for Veterinarians	2,448,600
		20,164,767
	Medical Equipment & Devices – 1.9%
235,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	9,663,200
169,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	6,580,860
100,000	American Medical Systems (a) Medical Devices to Treat Urological Conditions	1,580,000
50,000	Kinetic Concepts (a) Wound Healing & Tissue Repair	1,362,500
		19,186,560
	Health Care Services – 1.4%
362,465	PSS World Medical (a) Distributors of Medical Supplies	6,709,227
242,000	Psychiatric Solutions (a) Behavioral Health Services	5,503,080
285,000	eResearch Technology (a) Clinical Research Services	1,769,850
		13,982,157

Number of Shares		Value
	Pharmaceuticals – 0.6%
115,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	$6,514,750
13,600	Myriad Pharmaceuticals (a) Genetic Diagnostics	63,240
		6,577,990
	Total Health Care	96,593,627
	Energy & Minerals – 9.1%
	Oil Services – 5.5%
626,400	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	23,540,112
749,000	Atwood Oceanics (a) Offshore Drilling Contractor	18,657,590
130,100	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	5,880,520
203,125	Exterran Holdings (a) Natural Gas Compressor Rental & Fabrication	3,258,125
107,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	3,170,410
108,700	Tesco (a) Developing New Well Drilling Technologies	863,078
		55,369,835
	Oil & Gas Producers – 3.6%
307,200	Southwestern Energy (a) Oil & Gas Producer	11,934,720
570,000	Carrizo Oil & Gas (a) Oil & Gas Producer	9,775,500
230,000	Ultra Petroleum (a) Oil & Gas Producer	8,970,000
88,000	Equitable Resources Natural Gas Producer & Utility	3,072,080
265,000	Quicksilver Resources (a) Natural Gas & Coal Seam Gas Producer	2,461,850
		36,214,150
	Total Energy & Minerals	91,583,985

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value
	Other Industries – 4.4%
	Real Estate – 2.9%
405,000	SL Green Realty Manhattan Office Buildings	$9,290,700
266,953	Macerich Company (b) Regional Shopping Malls	4,701,042
1,450,000	Kite Realty Group Community Shopping Centers	4,234,000
100,000	Digital Realty Trust Technology-focused Office Buildings	3,585,000
85,000	Corporate Office Properties Office Buildings	2,493,050
90,000	American Campus Communities Student Housing	1,996,200
196,000	Extra Space Storage Self Storage Facilities	1,636,600
120,000	BioMed Realty Trust Life Science-focused Office Buildings	1,227,600
		29,164,192
	Transportation – 1.5%
580,800	Heartland Express Regional Trucker	8,549,376
160,000	JB Hunt Transport Services Truck & Intermodal Carrier	4,884,800
180,000	Rush Enterprises, Class A (a) Truck Sales & Service	2,097,000
		15,531,176
	Total Other Industries	44,695,368
Total Common Stocks (Cost: $1,032,172,840) – 99.8%		1,011,066,377
Securities Lending Collateral – 0.9%
9,450,950	Dreyfus Government Cash Management Fund (7 day yield of 0.150%) (e)	9,450,950
Total Securities Lending Collateral (Cost: $9,450,950)		9,450,950

Principal Amount		Value
Short-Term Obligation – 0.6%
	Repurchase Agreement – 0.6%
$6,112,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation maturing 4/23/14, market value $6,239,013 (repurchase proceeds $6,112,000)	$6,112,000
Total Short-Term Obligation (Cost: $6,112,000)		6,112,000
Total Investments (Cost: $1,047,735,790) – 101.3% (f)		1,026,629,327
Obligation to Return Collateral for Securities Loaned – (0.9)%		(9,450,950)
Cash and Other Assets Less Liabilities – (0.4)%		(3,567,933)
Total Net Assets 100.0%		$1,013,610,444

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 is $9,172,837.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2009 are as follows:

Affiliates	Balance of Shares Held 12/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
RCM Technologies	753,000	—	—	753,000	$1,671,660	$—
Cavco Industries	288,400	50,000	—	338,400	8,571,672	—
Total of affiliated transactions	1,041,400	50,000	—	1,091,400	$10,243,332	$—

The aggregate cost and value of these companies at June 30, 2009, were $16,840,309 and $10,243,332, respectively. Investments in these affiliated companies represented 1.01% of total net assets at June 30, 2009.

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $14,674, which represents less than 0.01% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	25,000	$1,000,000	$2,000
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	12,886	37,369	1,031
IsoRay – Warrants	3/21/07	100,000	—	5,000
Medicure – Warrants	12/22/06	738,060	—	6,643
			$1,037,369	$14,674

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2009, for federal income tax purposes cost of investments was $1,047,735,790 and net unrealized depreciation was $21,106,463 consisting of gross unrealized appreciation of $252,498,143 and gross unrealized depreciation of $273,604,606.

The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Security Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Total Information	$315,148,247	$—	$—	$315,148,247
Total Finance	161,935,857	—	—	161,935,857
Total Consumer Goods & Services	155,070,037	—	—	155,070,037
Total Industrial Goods & Services	146,039,256	—	—	146,039,256
Total Health Care	96,578,953	11,643	3,031	96,593,627
Total Energy & Minerals	91,583,985	—	—	91,583,985
Total Other Industries	44,695,368	—	—	44,695,368
Total Common Stocks	1,011,051,703	11,643	3,031	1,011,066,377
Securities Lending Collateral	9,450,950	—	—	9,450,950
Short-Term Obligation	—	6,112,000	—	6,112,000
Total Investments	1,020,502,653	6,123,643	3,031	1,026,629,327
Total	$1,020,502,653	$6,123,643	$3,031	$1,026,629,327

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2009

The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Common Stocks Health Care
Biotechnology & Drug Delivery	$5,683	$—	$—	$(2,652)	$—	$—	$—	$—	$3,031	$(2,652)
Total	$5,683	$—	$—	$(2,652)	$—	$—	$—	$—	$3,031	$(2,652)

The change in unrealized depreciation attributable to securities owned at June 30, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $2,652. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2009, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Information	31.1
Finance	16.0
Consumer Goods & Services	15.3
Industrial Goods & Services	14.4
Health Care	9.5
Energy & Minerals	9.1
Other Industries	4.4
99.8
Securities Lending Collateral	0.9
Short-Term Obligation	0.6
Obligation to Return Collateral for Securities Loaned	(0.9)
Cash and Other Assets less Liabilities	(0.4)
100.0

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Unaffiliated investments, at cost	$1,030,895,481
Affiliated investments, at cost (See Note 4)	16,840,309
Unaffiliated investments, at value (including securities on loan of $9,172,837)	$1,016,385,995
Affiliated investments, at value (See Note 4)	10,243,332
Receivable for:
Investments sold	3,220,252
Fund shares sold	2,187
Securities lending income	17,896
Dividends	404,188
Trustees' deferred compensation plan	75,335
Other assets	2,447
Total Assets	1,030,351,632
Liabilities:
Payable to custodian bank	24,201
Collateral on securities loaned	9,450,950
Payable for:
Investments purchased	4,400,776
Fund shares repurchased	1,620,995
Investment advisory fee	721,885
Administration fee	41,768
Transfer agent fee	49
Trustees' fees	1,044
Custody fee	9,247
Reports to shareholders	377,608
Trustees' deferred compensation plan	75,335
Other liabilities	17,330
Total Liabilities	16,741,188
Net Assets	$1,013,610,444
Composition of Net Assets:
Paid-in capital	$1,121,586,569
Accumulated net investment loss	(507,988)
Accumulated net realized loss	(86,361,674)
Net unrealized depreciation on investments	(21,106,463)
Net Assets	$1,013,610,444
Fund Shares Outstanding	48,054,823
Net asset value, offering price and redemption price per share	$21.09

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends	$4,072,113
Interest	12,662
Securities lending income	17,896
Total Investment Income	4,102,671
Expenses:
Investment advisory fee	3,930,258
Administration fee	228,433
Transfer agent fee	338
Trustees' fees	43,300
Custody fee	22,265
Reports to shareholders	246,675
Chief compliance officer expenses (See Note 4)	25,774
Other expenses (See Note 5)	60,805
Total Expenses	4,557,848
Custody earnings credit	(2)
Net Expenses	4,557,846
Net Investment Loss	(455,175)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(18,571,429)
Net realized loss	(18,571,429)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	104,629,356
Affiliated investments (See Note 4)	(1,935,255)
Net change in unrealized appreciation (depreciation) on investments	102,694,101
Net Gain	84,122,672
Net Increase in Net Assets from Operations	$83,667,497

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2009	Year Ended December 31, 2008
Operations:
Net investment loss	$(455,175)	$(3,581,826)
Net realized loss on investments	(18,571,429)	(67,478,097)
Net change in unrealized appreciation (depreciation) on investments	102,694,101	(552,600,614)
Net Increase (Decrease) in Net Assets from Operations	83,667,497	(623,660,537)
Distributions to Shareholders:
From net realized gains	—	(170,275,092)
Share Transactions:
Subscriptions	24,530,668	90,782,720
Distributions reinvested	—	170,275,092
Redemptions	(46,836,786)	(202,913,271)
Net Increase (Decrease) from Share Transactions	(22,306,118)	58,144,541
Total Increase (Decrease) in Net Assets	61,361,379	(735,791,088)
Net Assets:
Beginning of period	952,249,065	1,688,040,153
End of period	$1,013,610,444	$952,249,065
Accumulated net investment loss at end of period	$(507,988)	$(52,813)

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$19.30		$36.26	$36.36		$34.90		$31.37		$26.51
Income from Investment Operations:
Net investment income (loss) (a)	(0.01)		(0.07)	(0.05	)(b)	(0.02)		0.09		(0.14)
Net realized and unrealized gain (loss) on investments	1.80		(13.16)	1.91		2.71		3.44		5.00
Total from Investment Operations	1.79		(13.23)	1.86		2.69		3.53		4.86
Less Distributions to Shareholders:
From net investment income	—		—	—		(0.08)		—		—
From net realized gains	—		(3.73)	(1.96)		(1.15)		—		—
Total Distributions to Shareholders	—		(3.73)	(1.96)		(1.23)		—		—
Net Asset Value, End of Period	$21.09		$19.30	$36.26		$36.36		$34.90		$31.37
Total Return (c)	9.27	%(d)	(39.68)%	5.39%		7.87%		11.25	%(e)	18.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.00	%(g)	0.96%	0.95%		0.95%		0.95%		1.00%
Interest expense	—		—	—		0.00	%(h)	—		—
Net expenses (f)	1.00	%(g)	0.96%	0.95%		0.95%		0.95%		1.00%
Net investment income (loss) (f)	(0.10	)%(g)	(0.26)%	(0.15)%		(0.07)%		0.29%		(0.49)%
Waiver/Reimbursement	—		—	—		—		0.00	%(h)	—
Portfolio turnover rate	19	%(d)	22%	27%		19%		11%		15%
Net assets, end of period (000s)	$1,013,610		$952,249	$1,688,040		$1,608,340		$1,493,695		$1,153,553

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions are reinvested.

(d)  Not annualized.

(e)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger USA 2009 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger USA (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

The Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position 157-4, Determining Fair Value When the Value and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP FAS 157-4"), which amends SFAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure requirements for reporting entities with respect to categories of assets and liabilities carried at fair value. Management does not expect the adoption of FSP FAS 157-4 to have a material impact on the Fund's financial statement disclosure.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, Columbia Wanger Asset Management, L.P. ("CWAM"), does not retain any fees earned by the lending program nor does it charge the Fund for administering the program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

Wanger USA 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

After suspending securities lending in the third quarter of 2008, the Fund resumed lending securities in the second quarter of 2009. The net lending income earned in 2009 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$—
Long-Term Capital Gains	170,275,092

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$48,548,576

FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes

Wanger USA 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the six months ended June 30, 2009, the Fund's annualized effective investment advisory fee rate was 0.86% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2009, the Fund's annualized effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2009, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 13.

During the six months ended June 30, 2009, the Fund did not engage in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2009.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Shares sold	1,316,891	3,920,844
Shares issued in reinvestment of dividend distributions	—	6,081,253
Less shares redeemed	(2,598,658)	(7,219,133)
Net increase (decrease) in shares outstanding	(1,281,767)	2,782,964

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2009 were $175,924,295 and $170,724,943, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the

Wanger USA 2009 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

Wanger USA 2009 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2009

Wanger USA 2009 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the third year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)   Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)   Profit margins of CWAM and its affiliates from supplying such services;

(5)   Possible economies of scale as the Funds grow larger; and

(6)   The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2008 Evaluation

This is the fourth annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2008 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Contract Committee evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2008 Study. The Committee recommended, and the Board accepted and implemented several of the recommendations in this area contained in the 2008 Study.

Wanger USA 2009 Semiannual Report

My evaluation of the advisory contracts was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. Wanger Select and Wanger USA have suffered significant declines in ranking relative to their peers for the past five years. In contrast, the international Funds have improved their relative performance and enjoy solid rankings.

2.  Management Fees relative to Peers. Management fees vary by WAT fund but, in general, the WAT funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the WAT funds. There are clear advantages to retaining the adviser and its affiliates to perform these services.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT funds. In addition, CWAM is now considering a new institutional account for a WAT shareholder that may enjoy a management fee significantly lower than the parallel mutual fund, and could adversely impact existing WAT shareholders.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, even in a difficult year such as 2008, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will continue if asset levels return to those of past years. The Board has recently imposed additional breakpoints for some of the WAT funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

Recommendations

I believe the Trustees should:

Wanger USA 2009 Semiannual Report

1.  Monitor closely the performance of Wanger Select and Wanger USA to ensure that appropriate steps are being taken by CWAM to improve their relative performance.

2.  Consider imposing limitations on the use of soft dollars. While CWAM's use of soft dollars is consistent with the applicable regulatory requirements, the Board should have a clear understanding with CWAM regarding the cost to shareholders of the research purchased with Fund commission dollars.

3.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select. These Funds pay fees that are, in the views of both Morningstar and Lipper, significantly higher than their peers.

4.  Seek assurances that CWAM and its affiliates will continue to provide adequate support to the WAT funds despite the recent downturn in market values and the difficulties faced by CWAM's ultimate parent organization, Bank of America. Similar assurances should be sought from any prospective purchaser of CWAM or its parent organization.

Robert P. Scales
May 26, 2009

Wanger USA 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. In addition, the Contract Committee met with the Investment Performance Committee, also comprised exclusively of Independent Trustees, to review performance related issues. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic and market outlook generally and for the mutual fund industry in particular, including the market-related events in 2008. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May 2009 and reported its recommendations to the full board of trustees. On June 10, 2009, the board of trustees unanimously approved continuation through July 31, 2010 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement").

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services. for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the Investment Performance Committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed that each of Wanger USA and Wanger Select had a particularly difficult performance year during 2008, which the trustees acknowledged. In that regard, Wanger USA and Wanger Select both underperformed their respective benchmarks and peer group averages for the five-year period. In evaluating the underperformance of these two Funds, the trustees considered that CWAM was taking steps to remediate the underperformance, which the trustees would monitor. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks and the majority of their peer groups established by Lipper and Morningstar over the five-year period. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the international Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

Wanger USA 2009 Semiannual Report

Wanger Advisors Trust Board Approval of the Advisory Agreement 2009

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly-owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition as a result of market-related declines in assets in 2008 and 2009, and the possible impending sale of Bank of America's controlling interest in CWAM.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliate's were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees also considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement was in the best interest of each Fund. On June 10, 2009, the trustees approved continuation of the Advisory Agreement and the Administration Agreement , as so amended, through July 31, 2010.

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Wanger USA 2009 Semiannual Report

Columbia Wanger Funds

Trustees

Robert E. Nason*
Chairman of the Board

Allan B. Muchin
Vice Chairman of the Board

Laura M. Born
Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty
Assistant Secretary

* Deceased, June 27, 2009.

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Fund

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

Columbia Wanger Funds

0L2568S

SHC-44/19905-0609 09/87161

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 21, 2009

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 21, 2009